                      ---------------------------------




                       AMENDED AND RESTATED DECLARATION


                                   OF TRUST




                             INSIGNIA FINANCING I




                         DATED AS OF NOVEMBER 1, 1996




                      ---------------------------------

                                                 TABLE OF CONTENTS


                                                                                                    Page
ARTICLE I INTERPRETATION AND DEFINITIONS.............................................................2

      SECTION 1.1 Definitions........................................................................2

ARTICLE II TRUST INDENTURE ACT.......................................................................8

      SECTION 2.1 Trust Indenture Act; Application...................................................8
      SECTION 2.2 Lists of Holders of Securities.....................................................8
      SECTION 2.3 Reports by the Property Trustee....................................................9
      SECTION 2.4 Periodic Reports to Property Trustee...............................................9
      SECTION 2.5 Evidence of Compliance with Conditions Precedent...................................9
      SECTION 2.6 Events of Default; Waiver..........................................................9
      SECTION 2.7 Event of Default; Notice...........................................................11

ARTICLE III ORGANIZATION.............................................................................11

      SECTION 3.1 Name...............................................................................11
      SECTION 3.2 Office.............................................................................11
      SECTION 3.3 Purpose............................................................................12
      SECTION 3.4 Authority..........................................................................12
      SECTION 3.5 Title to Property of the Trust.....................................................12
      SECTION 3.6 Powers and Duties of the Regular Trustees..........................................12
      SECTION 3.7 Prohibition of Actions by the Trust and the Trustees...............................15
      SECTION 3.8 Powers and Duties of the Property Trustee..........................................16
      SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee........................18
      SECTION 3.10 Certain Rights of Property Trustee................................................19
      SECTION 3.11 Delaware Trustee..................................................................21
      SECTION 3.12 Execution of Documents............................................................21
      SECTION 3.13 Not Responsible for Recitals or Issuance of Securities............................21
      SECTION 3.14 Duration of Trust.................................................................21
      SECTION 3.15 Mergers...........................................................................21

ARTICLE IV SPONSOR...................................................................................23

      SECTION 4.1 Sponsor's Purchase of Common Securities............................................23
      SECTION 4.2 Responsibilities of the Sponsor....................................................23
      SECTION 4.3 Expenses...........................................................................24

ARTICLE V TRUSTEES...................................................................................25

      SECTION 5.1 Number of Trustees.................................................................25
      SECTION 5.2 Delaware Trustee...................................................................25
      SECTION 5.3 Property Trustee; Eligibility......................................................26
      SECTION 5.4 Certain Qualifications of Regular Trustees and Delaware
                  Trustee Generally..................................................................26
      SECTION 5.5 Regular Trustees...................................................................26

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      SECTION 5.6 Appointment, Removal and Resignation of Trustees...................................27
      SECTION 5.7 Vacancies among Trustees...........................................................28
      SECTION 5.8 Effect of Vacancies................................................................28
      SECTION 5.9 Meetings...........................................................................28
      SECTION 5.10 Delegation of Power...............................................................29
      SECTION 5.11 Merger, Conversion, Consolidation or Succession to
                   Business..........................................................................29

ARTICLE VI DISTRIBUTIONS.............................................................................29

      SECTION 6.1 Distributions......................................................................29

ARTICLE VII ISSUANCE OF SECURITIES...................................................................30

      SECTION 7.1 General Provisions Regarding Securities............................................30
      SECTION 7.2 Execution and Authentication.......................................................30
      SECTION 7.3 Form and Dating....................................................................31
      SECTION 7.4 Registrar; Paying Agent; Conversion Agent..........................................33
      SECTION 7.5  Paying Agent to Hold Money in Trust...............................................33
      SECTION 7.6  Replacement Securities............................................................33
      SECTION 7.7  Outstanding Convertible Preferred Securities......................................34
      SECTION 7.8  Convertible Preferred Securities in Treasury......................................34
      SECTION 7.9  Temporary Securities..............................................................34
      SECTION 7.10 Cancellation......................................................................34

ARTICLE VIII TERMINATION OF TRUST....................................................................35

      SECTION 8.1 Termination of Trust...............................................................35

ARTICLE IX TRANSFER OF INTERESTS.....................................................................36

      SECTION 9.1 General............................................................................36
      SECTION 9.2 Transfer Procedures and Restrictions...............................................36
      SECTION 9.3 Deemed Security Holders............................................................44
      SECTION 9.4 Appointment of Successor Depositary................................................44
      SECTION 9.5 Registration Rights................................................................44

ARTICLE X LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
      TRUSTEES OR OTHERS.............................................................................45

      SECTION 10.1 Liability.........................................................................45
      SECTION 10.2 Exculpation.......................................................................46
      SECTION 10.3 Fiduciary Duty....................................................................46
      SECTION 10.4 Indemnification...................................................................47
      SECTION 10.5 Outside Businesses................................................................49

ARTICLE XI ACCOUNTING................................................................................49

      SECTION 11.1 Fiscal Year.......................................................................49
      SECTION 11.2 Certain Accounting Matters........................................................50
      SECTION 11.3 Banking...........................................................................50
      SECTION 11.4 Withholding.......................................................................50

ARTICLE XII AMENDMENTS AND MEETINGS..................................................................51


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


      SECTION 12.1 Amendments........................................................................51
      SECTION 12.2 Meetings of the Holders of Securities; Action by Written
                   Consent...........................................................................52

ARTICLE XIII REPRESENTATIONS OF PROPERTY TRUSTEE AND
      DELAWARE TRUSTEE...............................................................................53

      SECTION 13.1 Representations and Warranties of Property Trustee................................53
      SECTION 13.2 Representations and Warranties of Delaware Trustee................................54

ARTICLE XIV MISCELLANEOUS............................................................................55

      SECTION 14.1 Notices...........................................................................55
      SECTION 14.2 Governing Law.....................................................................56
      SECTION 14.3 Intention of the Parties..........................................................56
      SECTION 14.4 Headings..........................................................................56
      SECTION 14.5 Successors and Assigns............................................................56
      SECTION 14.6 Partial Enforceability............................................................56
      SECTION 14.7 Counterparts......................................................................56



ANNEX I               TERMS OF SECURITIES............................................................ I-1

EXHIBIT A-1           FORM OF CONVERTIBLE PREFERRED SECURITY CERTIFICATE.............................A1-1

EXHIBIT A-2           FORM OF COMMON SECURITY CERTIFICATE............................................A2-1

EXHIBIT B             SPECIMEN OF DEBENTURE.......................................................... B-1

EXHIBIT C             PURCHASE AGREEMENT............................................................. C-1

EXHIBIT D             FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION
                      OF TRANSFER FROM RESTRICTED GLOBAL PREFERRED
                      SECURITY TO REGULATION S GLOBAL PREFERRED SECURITY ............................ D-1

EXHIBIT E             FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION
                      OF TRANSFER FROM REGULATION S GLOBAL PREFERRED
                      SECURITY TO RESTRICTED GLOBAL PREFERRED SECURITY .............................. E-1


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


                             AMENDED AND RESTATED
                             DECLARATION OF TRUST
                                      OF
                             INSIGNIA FINANCING I

                               November 1, 1996


     AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of November 1, 1996, by the Trustees (as defined herein), the Sponsor (as defined herein), and the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

     WHEREAS, the Trustees and the Sponsor established Insignia Financing I (the "Trust"), a trust under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of October 4, 1996 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on October 9, 1996, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer;

     WHEREAS, as of the date hereof, no interests in the Trust have been issued;

     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I
                        INTERPRETATION AND DEFINITIONS


         SECTION 1.1     DEFINITIONS.

         Unless the context otherwise requires:

                  (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

                  (b) a term defined anywhere in this Declaration has the same meaning throughout;

                  (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

                  (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

                  (f) a reference to the singular includes the plural and vice versa.

     "Actual Knowledge" means, with respect to the Property Trustee's knowledge of an occurrence, receipt by a Responsible Officer of the Property Trustee of written notice of such occurrence from the Sponsor or Holders of at least ten percent (10%) of the outstanding liquidation amount of the Securities.

     "Additional Preferred Securities" has the meaning set forth in paragraph 1(a) of Annex I.

     "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

     "Agent" means any Paying Agent or Conversion Agent.

     "Applicable Procedures" means the rules and procedures of the Depositary, Euroclear, and CEDEL applicable to transfer or exchange of beneficial interests in book-entry securities.

     "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

     "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency.

     "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in New York, New York or Columbia, South Carolina are permitted or required by any applicable law to close.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.



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


     "Certificate" means a Common Security Certificate or a Preferred
Certificate.

     "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Convertible Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Convertible Preferred Securities.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means November 1, 1996.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "Commission" means the Securities and Exchange Commission.

     "Common Security" has the meaning set forth in Section 7.1.

     "Common Securities Guarantee" means the guarantee agreement to be dated as of November 1, 1996 of the Sponsor in respect of the Common Securities.

     "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

     "Company Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officer, director, shareholder, member, partner, employee, representative or agent of any Regular Trustee; or
(d) any officer, employee or agent of the Trust or its Affiliates.

     "Conversion Agent" has the meaning set forth in Section 7.4.

     "Convertible Preferred Securities Guarantee" means the guarantee agreement to be dated as of November 1, 1996, of the Sponsor in respect of the Convertible Preferred Securities.

     "Convertible Preferred Security" has the meaning set forth in Section 7.1.

     "Convertible Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 1441 Main Street, Fourth Floor, Columbia, South Carolina 29201.

     "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

     "Debenture Issuer" means Insignia Financial Group, Inc. in its capacity as issuer of the Debentures under the Indenture.

     "Debenture Trustee" means First Union National Bank of South Carolina, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Debentures" means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee, a specimen certificate for such series of Debentures being attached hereto as Exhibit B.

     "Definitive Preferred Certificates" has the meaning set forth in Section 7.3(d).

     "Delaware Trustee" has the meaning set forth in Section 5.2.

     "Depositary" means DTC or any Clearing Agency appointed as a successor to DTC pursuant to Section 9.4.

     "Direct Action" has the meaning set forth in Section 3.8(e).

     "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

     "DTC" means The Depository Trust Company, the initial Clearing Agency.

     "Effectiveness Period" has the meaning set forth in Section 9.5.

     "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

     "Exchanged Global Preferred Security" has the meaning set forth in
Section 9.2(b).

     "Fiduciary Indemnified Person" has the meaning set forth in
Section 10.4(b).

     "Fiscal Year" has the meaning set forth in Section 11.1.

     "Global Certificate" has the meaning set forth in Section 7.3(c).

     "Global Preferred Security" means a Restricted Global Preferred Security or a Regulation S Global Preferred Security.

     "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

     "Indenture" means the Indenture dated as of November 1, 1996, between the Debenture Issuer and the Debenture Trustee, pursuant to which the Debentures are to be issued.
                                      4

     "Investment Company" means an investment company as defined in the Investment Company Act.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

     "Investment Company Event" has the meaning set forth in Annex I hereto.

     "Legal Action" has the meaning set forth in Section 3.6(g).

     "Liquidated Damages" has the meaning set forth in Section 9.5.

     "List of Holders" has the meaning set forth in Section 2.2(a).

     "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Convertible Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Convertible Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Annex I.

     "Offering Memorandum" has the meaning set forth in Section 3.6(b)(i).

     "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

                  (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Original Declaration" has the meaning set forth in the Recitals hereto.

     "Participant" has the meaning set forth in Section 7.3(c).

     "Paying Agent" has the meaning set forth in Section 7.4.

     "Payment Amount" has the meaning set forth in Section 6.1.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government, or any agency or political subdivision thereof, or any other entity of whatever nature.

     "PORTAL" has the meaning specified in Section 3.6(b)(iii).

     "Preferred Certificate" means a certificate representing a Convertible Preferred Security substantially in the form of Exhibit A-1.

     "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

     "Property Trustee Account" has the meaning set forth in Section 3.8(c).

     "Purchase Agreement" means the Purchase Agreement for the offering and sale of Convertible Preferred Securities in the form of Exhibit C.

     "QIB" means a "qualified institutional buyer," as defined in Rule 144A.

     "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

     "Registrable Securities" has the meaning set forth in Section 9.5.

     "Registrar" has the meaning set forth in Section 7.4.

     "Registration Default" has the meaning set forth in Section 9.5.

     "Registration Rights Agreement" means the Registration Rights Agreement dated as of November 1, 1996.

     "Regular Trustee" has the meaning set forth in Section 5.1.

     "Regulation S" has the meaning set forth in Section 7.3(b).

     "Regulation S Global Preferred Securities" has the meaning set forth in
Section 7.3(b).

     "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee, including any vice president, any assistant vice president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Restricted Definitive Preferred Security" has the meaning set forth in
Section 7.3(d).

     "Restricted Global Preferred Security" has the meaning set forth in
Section 7.3(a).

     "Restricted Period" has the meaning set forth in Section 7.3(b).

     "Restricted Preferred Security" means a Restricted Definitive Preferred Security or a Restricted Global Preferred Security.

     "Restricted Securities Legend" has the meaning set forth in Section 9.2(j).

     "Rule 144A" means Rule 144A under the Securities Act.

     "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

     "Securities" means the Common Securities and the Convertible Preferred Securities.

     "Securities Act" means the Securities Act of 1933, as amended from time to time or any successor legislation.

     "Special Event" has the meaning set forth in Annex I hereto.

     "Securities Guarantees" means the Common Securities Guarantee and the Convertible Preferred Securities Guarantee.

     "Shelf Registration Statement" has the meaning set forth in Section 9.5.

     "Sponsor" means Insignia Financial Group, Inc., a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

     "Successor Delaware Trustee" has the meaning set forth in Section
5.6(b)(ii).

     "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

     "Successor Property Trustee" has the meaning set forth in Section 5.6.

     "Successor Securities" has the meaning set forth in Section  3.15(b)(i)(B).

     "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

     "Tax Event" has the meaning set forth in Annex I hereto.

     "10% in liquidation amount of the Securities" means, except as provided in the terms of the Convertible Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Convertible Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trust" means Insignia Financing I, a trust created under the Delaware Business Trust Act.

     "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

     "Unrestricted Definitive Preferred Security" means a Convertible Preferred Security in definitive, fully registered form without distribution coupons, that does not bear the Restricted Securities Legend and is free from any restriction on transfer (other than any such restriction attributable solely to any Holder's status).


                                  ARTICLE II
                              TRUST INDENTURE ACT


         SECTION 2.1    TRUST INDENTURE ACT; APPLICATION.

     (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

     (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

     (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.


         SECTION 2.2      LISTS OF HOLDERS OF SECURITIES.

     (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i) semiannually, not later than March 31 and September 30 of each year, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of a date not more than 15 days prior to the delivery thereof, and (ii) at any other time within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Preferred Guarantee Trustee; provided, however, that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of

Holders given to the Property Trustee by or on behalf of the Sponsor and the Regular Trustees on behalf of the Trust, and in the absence of the provision of any such List of Holders to the Property Trustee, then notice shall be deemed to have been given to the Property Trustee that the List of Holders has not changed since the most recent List of Holders. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Registrar or Paying Agent (if acting in such capacity), provided, however, that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.


         SECTION 2.3         REPORTS BY THE PROPERTY TRUSTEE.

     Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Convertible Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.


         SECTION 2.4       PERIODIC REPORTS TO PROPERTY TRUSTEE.

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any), for transmission to Holders of the Convertible Preferred Securities as may be required by such
Section 314, and the compliance certificate required by Section 314 in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

     Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Sponsor's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).


         SECTION 2.5       EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.


         SECTION 2.6       EVENTS OF DEFAULT; WAIVER.

     (a) The Holders of a Majority in liquidation amount of Convertible Preferred Securities may, by vote, on behalf of the Holders of all of the Convertible Preferred Securities, waive any past Event of Default in respect of the Convertible Preferred Securities and its consequences, provided,however, that, if the underlying Event of Default under the
Indenture:

                  (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Convertible Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Convertible Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Convertible Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Convertible Preferred Securities of an Event of Default with respect to the Convertible Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

     (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided, however, further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Convertible Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Convertible Preferred Securities and only the Holders of the Convertible Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of

Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Convertible Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c)shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.


         SECTION 2.7                EVENT OF DEFAULT; NOTICE.

     (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

     (b) The Property Trustee shall not be deemed to have knowledge of any default except:

          (i)  a default under Sections 7.1(a) and (b) of the Indenture; or

          (ii) any default as to which the Property Trustee shall have Actual Knowledge.


                                  ARTICLE III
                                 ORGANIZATION


         SECTION 3.1       NAME.

     The Trust is named "Insignia Financing I" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.


         SECTION 3.2       OFFICE.

     The address of the principal office of the Trust is c/o Insignia Financial Group, Inc., One Insignia Financial Plaza, P.O. Box 1089, Greenville, South Carolina 29602. On ten Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

AGE>

         SECTION 3.3       PURPOSE.

     The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.


         SECTION 3.4       AUTHORITY.

     Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.


         SECTION 3.5      TITLE TO PROPERTY OF THE TRUST.

     Except as provided in Sections 3.6 and 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.


         SECTION 3.6      POWERS AND DUTIES OF THE REGULAR TRUSTEES.

     The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities (except to the extent that the Sponsor has also been granted authority with respect to certain of such activities pursuant to Section 4.2):

     (a) to issue and sell the Convertible Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Convertible Preferred Securities and no more than one series of Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a simultaneous issuance of both Convertible Preferred Securities and Common Securities on the Closing Date and one more simultaneous issuance of both Convertible Preferred Securities and Common Securities solely to cover overallotments in connection with the sale of the Convertible Preferred Securities;

     (b) in connection with the issue and sale of the Convertible Preferred Securities, at the direction of the Sponsor, to:

                  (i) execute, if necessary, an offering memorandum (the "Offering Memorandum") in preliminary and final form prepared by the Sponsor, relating to the offering and sale of Convertible Preferred Securities to qualified institutional buyers in reliance on Rule 144A under the Securities

          Act, to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), and outside the United States to non-U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act and to execute and file with the Commission, at such time as determined by the Sponsor, a registration statement filed on Form S-3 prepared by the Sponsor, including any amendments thereto, relating to the resale of Convertible Preferred Securities;

                  (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the Convertible Preferred Securities in any State or foreign jurisdiction in which the Sponsor has determined to qualify or register such Convertible Preferred Securities for sale;

                  (iii) execute and file an application, prepared by the Sponsor, to the Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") Market and, at such time as the Sponsor may determine, to the New York Stock Exchange or any other national stock exchange or the Nasdaq Stock Market's National Market for listing or quotation of the Convertible Preferred Securities;

                  (iv) execute and deliver letters, documents, or instruments with DTC relating to the Convertible Preferred Securities;

                  (v) execute and file with the Commission, at such time as may be determined by the Sponsor, a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Convertible Preferred Securities under Section 12(b) of the Exchange Act;

                  (vi) execute and enter into the Purchase Agreement, Registration Rights Agreement and other related agreements providing for the sale and resale of the Convertible Preferred Securities; and

                  (vii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Convertible Preferred Securities in any State in which the Sponsor has determined to qualify or register such Convertible Preferred Securities for resale;

     (c) to acquire the Debentures with the proceeds of the sale of the Convertible Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Convertible Preferred Securities and the Holders of Common Securities;

     (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided, however, that the Regular Trustees shall consult with the Sponsor and provide notice to the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

     (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the

Holders of Convertible Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

     (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

     (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

     (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

     (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

     (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

     (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

     (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

     (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

     (n) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

     (o) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Convertible Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

     (p) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

          (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

         (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes, provided that such action does not adversely affect the interests of Holders; and

     (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

     The Regular Trustees must exercise the powers set forth in this Section
3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

     Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

     Any expenses incurred by the Regular Trustees pursuant to this Section
3.6 shall be reimbursed by the Sponsor.


         SECTION 3.7     PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES.

     (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Regular Trustees and the Property Trustee shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose;

                  (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                  (vii) other than as provided in this Declaration or Annex I,
         (A) direct the time, method and place of exercising any trust power conferred upon the Debenture Trustee with respect to the Debentures,
         (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, unless, in the case of each action described in Clause (A), (B), (C), or (D), the Trust shall have received an opinion of counsel to the effect that, as a result of such action, the Trust will not be classified other than as a grantor trust for United States federal income tax purposes and each holder of Securities will be treated as owning an individual beneficial interest in the Debentures.


         SECTION 3.8       POWERS AND DUTIES OF THE PROPERTY TRUSTEE.

     (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

     (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

     (c)          The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Convertible Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Convertible Preferred Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (ii) deposit the proceeds received by the Trust from the original issuance, from time to time, of Convertible Preferred Securities (including Additional Preferred Securities) and Common Securities into the Property Trustee Account and, upon and in accordance with the order of a Regular Trustee, use such funds to purchase Debentures;

                  (iii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Convertible Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                  (iv) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain Special Events arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

     (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

     (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which the Property Trustee has Actual Knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Convertible Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Convertible Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Convertible Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Convertible Preferred Securities in such Direct Action. In addition, if the Property Trustee fails to enforce its rights under the Debentures (other than rights arising from an Event of Default described in the immediately preceding sentence) for a period of 30 days after any Holder of Convertible Preferred Securities shall have made a written request to the Property Trustee to enforce such rights, such Holder of Convertible Preferred Securities may, to the fullest extent permitted by law, institute a Direct Action to enforce the Property Trustee's rights as holder of the Debentures, without first instituting any legal proceeding against the Property Trustee or any other Person. Except as provided in the preceding sentences, the Holders of Convertible Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     (f) The Property Trustee shall not resign as a Trustee unless either:

          (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

          (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

     (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if the Property Trustee has Actual Knowledge that an Event of Default has occurred and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities. In no event, however, shall the Property Trustee, in its capacity as holder of the Debentures, have the power to convert the Debentures.

     (h) The Property Trustee may authorize one or more Paying Agents to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

     (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6 and shall not be responsible for any actions taken by the Regular Trustees or for monitoring compliance by the Regular Trustees of their duties hereunder.

     The Property Trustee must exercise the powers set forth in this Section
3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.


         SECTION 3.9    CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY
                        TRUSTEE.

     (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has Actual Knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                      (A) the duties and obligations of the Property Trustee
                  shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                      (B) in the absence of bad faith on the part of the
                  Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not, on their face, they conform to the requirements of this Declaration, but shall otherwise have no duty to determine the accuracy or completeness thereof or whether the same comply with applicable laws;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                  (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                  (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.


         SECTION 3.10               CERTAIN RIGHTS OF PROPERTY TRUSTEE.

     (a)          Subject to the provisions of Section 3.9:

                  (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                  (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                  (v) the Property Trustee may consult with counsel of its selection or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee, provided that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, from its obligations expressly created hereunder to exercise the rights and powers vested in it by this Declaration;

                  (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive written instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request written instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;


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




                  (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                  (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.


         SECTION 3.11   DELAWARE TRUSTEE.

         Notwithstanding any other provision of this Declaration other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.


         SECTION 3.12   EXECUTION OF DOCUMENTS.

         Except as otherwise required by the Business Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that the registration statement referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by all of the Regular Trustees.


         SECTION 3.13   NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.


         SECTION 3.14   DURATION OF TRUST.

         The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall terminate on September 30, 2051.

          SECTION 3.15   MERGERS.

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except in compliance with the provisions of Sections 3.15(b) and (c).


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



         (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided, however, that:

                  (i) such successor entity (the "Successor Entity") either:

                          (A) expressly assumes all of the obligations of the
                  Trust under the Securities; or

                           (B) substitutes for the Securities other securities
                  having substantially the same terms as the Convertible Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Convertible Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

                  (iii) the Convertible Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Convertible Preferred Securities are then listed or quoted;

                  (iv) such merger, consolidation, amalgamation or replacement does not cause the Convertible Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                  (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Convertible Preferred Securities as a result of such merger, consolidation, amalgamation or replacement);

                  (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

                  (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                      (A) such merger, consolidation, amalgamation or
                  replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the successor Entity); and

                      (B) following such merger, consolidation, amalgamation
                  or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                  (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

                  (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Convertible Preferred Securities Guarantee; and

                  (ix) the Regular Trustees shall have furnished the Delaware Trustee at least 5 Business Days prior written notice of the consummation of such merger, consolidation, amalgamation or replacement; provided that failure to provide such notice shall not affect the validity of any such transaction.

         (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.


                                  ARTICLE IV
                                    SPONSOR


         SECTION 4.1 SPONSOR'S PURCHASE OF COMMON SECURITIES.

         On the Closing Date, the Sponsor will purchase 80,413 Common Securities, being all of the Common Securities issued by the Trust on the Closing Date and representing approximately 3% of the total capital of the Trust after issuance of the Convertible Preferred Securities on the Closing Date. In the event that any Additional Preferred Securities are issued by the Trust after the Closing Date, the Sponsor will, concurrently with such issuance, purchase additional Common Securities, at a purchase price for each Common Security equal to the purchase price payable for each Additional Preferred Security as set forth in the Purchase Agreement, in a number (not to exceed 12,062) equal to (x) the number of Additional Preferred Securities issued, divided by (y) 0.97, and multiplied by (z) 0.03, rounded up to the nearest whole number.


         SECTION 4.2 RESPONSIBILITIES OF THE SPONSOR.

         In connection with the issue and sale of the Convertible Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities (except to the extent that the Regular Trustees have also been granted authority with respect to certain of such activities pursuant to Section 3.6):

                  (i) to prepare the Offering Memorandum in preliminary and final form, and to prepare for filing with the Commission and execute on behalf of the Trust a shelf registration statement on Form S-3, including any amendments thereto, relating to the resale of Convertible Preferred Securities;

                  (ii) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register all or part of the Convertible Preferred Securities in any jurisdiction in which the Sponsor has determined to qualify or register for sale such Convertible Preferred Securities and to do any and all such acts, other than actions that must be taken by the Trust, and to advise the Trust of actions it must take, and to prepare for execution and filing and execute on behalf of the Trust any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States and foreign jurisdictions;

                  (iii) to prepare or cause to be prepared for filing and to execute on behalf of the Trust, an application to PORTAL or any other national stock exchange or the Nasdaq Stock Market's National Market for listing or quotation of the Convertible Preferred Securities;

                  (iv) to prepare and execute on behalf of the Trust letters, documents, or instruments for filing with DTC relating to the Convertible Preferred Securities;

                  (v) to prepare for filing with the Commission, and to execute on behalf of the Trust, at such time as may be determined by the Sponsor, a registration statement on Form 8-A, including any amendments thereto relating to the registration of the Convertible Preferred Securities under Section 12(b) of the Exchange Act; and

                  (vi) to negotiate the terms of the Purchase Agreement, Registration Rights Agreement and other related agreements providing for the sale and resale of the Convertible Preferred Securities and to execute such documents on behalf of the Trust.


         SECTION 4.3 EXPENSES.

         (a) The Sponsor shall be responsible for and shall pay for all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the issuance and sale of the Convertible Preferred Securities, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees, the costs and expenses for printing and engraving and computing or accounting equipment, Paying Agent(s), registrar(s), transfer agent(s), duplication, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of Trust assets).

         (b) The Sponsor shall pay any and all taxes (other than withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

         (c) The Sponsor's obligations under this Section 4.3 shall be for the benefit of, and shall be enforceable by, the Property Trustee and any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor"), whether or not such Creditor has received notice hereof. The Property Trustee and any such Creditor may enforce the Sponsor's obligations under this Section 4.3 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that the Property Trustee or any such Creditor take any action against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.3.


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



                                   ARTICLE V
                                   TRUSTEES


         SECTION 5.1 NUMBER OF TRUSTEES.

         The number of Trustees initially shall be five (5), and:

         (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that the number of Trustees shall in no event be less than two (2); provided, further that (1) one Trustee shall satisfy the requirements for being a Delaware Trustee as provided in Section
5.2 (the "Delaware Trustee"); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (each, a "Regular Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.


     SECTION 5.2 DELAWARE TRUSTEE.

     If required by the Business Trust Act, one Trustee, which shall be the Delaware Trustee, shall be:

     (a) a natural person who is a resident of the State of Delaware; or

     (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

     The initial Delaware Trustee shall be:

     First Union Bank of Delaware.

     In the event that a national banking association, with the name "First Union Trust Company, National Association" or any other name, succeeds, as contemplated, to all or substantially all the corporate trust business of First Union Bank of Delaware, such successor entity shall automatically be deemed to be the Delaware Trustee, effective as of the consummation of such succession, with the same effect as if it had executed this Declaration on the Closing Date, upon delivery to the Sponsor and the Regular Trustees of an instrument, in form and substance reasonably satisfactory to the Sponsor and the Regular Trustees, accepting the responsibilities hereunder as Delaware Trustee and agreeing to be bound by all of the provisions hereof applicable to the Delaware Trustee, and thereupon First Union Bank of Delaware will automatically be deemed to have resigned as the Delaware Trustee, effective as of the consummation of such succession.



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




     SECTION 5.3 PROPERTY TRUSTEE; ELIGIBILITY.

     (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

                  (i) not be an Affiliate of the Sponsor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
         Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

     (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of such Section 310(b).

     (d) The Convertible Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

     (e) The initial Property Trustee shall be: First Union National Bank of South Carolina.


     SECTION 5.4 CERTAIN QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE TRUSTEE GENERALLY.

     Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.


     SECTION 5.5   REGULAR TRUSTEES.

     The initial Regular Trustees shall be:

     Andrew L. Farkas
     John K. Lines
     Ronald Uretta

     (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

     (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided that the registration statement referred to in Section 3.6, including any amendments thereto, shall be signed by all of the Regular Trustees; and

     (c) A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.


     SECTION 5.6   APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

     (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                  (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

     (b)(i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a successor Property Trustee (the "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor; and

                  (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

     (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                          (A) until a Successor Property Trustee has been
                  appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                           (B) until the assets of the Trust have been
                  completely liquidated and the proceeds thereof distributed to the holders of the Securities; and


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




                  (ii) subject to the provisions of the last paragraph of
         Section 5.2, no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

     (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee as the case may be if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.6.

     (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

     (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.


     SECTION 5.7   VACANCIES AMONG TRUSTEES.

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.


     SECTION 5.8   EFFECT OF VACANCIES.

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.


     SECTION 5.9   MEETINGS.

     If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting.


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


The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided, however, that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.


     SECTION 5.10   DELEGATION OF POWER.

     (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

     (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.


     SECTION 5.11  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any Person into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided, however, such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                  ARTICLE VI
                                 DISTRIBUTIONS


     SECTION 6.1   DISTRIBUTIONS.

     Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Convertible Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest, Additional Interest, and Liquidated Damages (as each such term is defined in the Indenture)), premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall be, and hereby is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.




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



                                  ARTICLE VII
                            ISSUANCE OF SECURITIES


     SECTION 7.1   GENERAL PROVISIONS REGARDING SECURITIES.

     (a) The Regular Trustees shall on behalf of the Trust issue one class of convertible preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Convertible Preferred Securities") and one class of convertible common securities, representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities.") The Trust shall issue no securities or other interests in the assets of the Trust other than the Convertible Preferred Securities and the Common Securities. The Trust shall issue no Securities in bearer form.

     (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (c) Upon issuance of the Convertible Preferred Securities as provided in this Declaration, the Convertible Preferred Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

     (d) Every Person, by virtue of having become a Holder or a Convertible Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and to have expressly assented and agreed to the terms of the Indenture and the Convertible Preferred Securities Guarantee.

     (e) Convertible Preferred Securities sold other than in reliance on Regulation S or to QIBs will be issued initially in minimum denominations of 5,000 Convertible Preferred Securities.


     SECTION 7.2   EXECUTION AND AUTHENTICATION.

     (a) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

     (b) One Regular Trustee shall sign the Convertible Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

     A Convertible Preferred Security Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Convertible Preferred Security Certificate has been authenticated under this Declaration.

     Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Convertible Preferred Securities Certificates for original issue.


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



     The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Convertible Preferred Securities Certificates. An authenticating agent may authenticate Convertible Preferred Securities Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Company or an Affiliate of the Company.


     SECTION 7.3 FORM AND DATING.

     The Convertible Preferred Securities Certificates and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities Certificates shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof. The Securities may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided, however, that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Preferred Certificate shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

     (a) RESTRICTED GLOBAL PREFERRED SECURITIES. The Convertible Preferred Securities are being offered and sold by the Trust pursuant to the Purchase Agreement. Convertible Preferred Securities offered and sold in their initial distribution to QIBs in reliance on Rule 144A, as provided in the Purchase Agreement, shall be issued in the form of one or more permanent global Securities in definitive, fully registered form without distribution coupons and with the appropriate global legend and Restricted Securities Legend set forth in Exhibit A-1 hereto (collectively, the "Restricted Global Preferred Security"), which shall be deposited on behalf of the purchasers of the Convertible Preferred Securities represented thereby with the Property Trustee, at its Columbia, South Carolina office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Convertible Preferred Securities represented by the Restricted Global Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Depositary or its nominee as hereinafter provided.

     (b) REGULATION S GLOBAL PREFERRED SECURITIES. Convertible Preferred Securities offered and sold in their initial distribution in reliance on Regulation S under the Securities Act ("Regulation S"), as provided in the Purchase Agreement, shall be issued in the form of one or more permanent global Securities in definitive, fully registered form without distribution coupons and with the appropriate global legend and Restricted Securities Legend set forth in Exhibit A-1 hereto (collectively, the "Regulation S Global Preferred Security"), which shall be deposited on behalf of the purchasers of the Convertible Preferred Securities represented thereby with the Property Trustee, at its Columbia, South Carolina office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided, for credit to the respective accounts at the Depositary of the depositories for Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear, or CEDEL. Until such time as the Restricted Period shall


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



have terminated, investors may hold beneficial interests in such Regulation S Global Preferred Security only through Euroclear and CEDEL, unless delivery of such beneficial interest shall be made through the Restricted Global Preferred Security in accordance with the certification requirements set forth below in
Section 9.2(d). After the Restricted Period shall have terminated, such certification requirements shall no longer be required for such transfers. As used herein, the term "Restricted Period" means the period up to (but not including) the 40th day following the later of (i) the date of the commencement of the offering of the Convertible Preferred Securities and (ii) the last original issuance date of the Convertible Preferred Securities. The number of Convertible Preferred Securities represented by the Regulation S Global Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Depositary or its nominee as hereinafter provided.

     (c) BOOK-ENTRY PROVISIONS. This Section 7.3(c) shall apply only to the Restricted Global Preferred Security, the Regulation S Global Preferred Security and such other Convertible Preferred Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Depositary.

                  (i) The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially one or more certificates representing Restricted Global Preferred Securities and one or more certificates representing Regulation S Global Preferred Securities, each of which certificates (collectively, "Global Certificates") (a) shall be registered in the name of Cede & Co. or other nominee of the Depositary and (b) shall be delivered by the Property Trustee to the Depositary or pursuant to the Depositary's written instructions or held by the Property Trustee as custodian for the Depositary. Any other Global Preferred Security authenticated under this Declaration shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or the Property Trustee or other custodian for the Depositary or such nominee.

                  (ii) Neither any members of, or participants in, the Depositary ("Participants") nor any other Persons on whose behalf Participants may act (including Euroclear and CEDEL and account holders and participants therein) shall have any rights under this Declaration with respect to any Global Preferred Security held on their behalf by the Depositary or by the Property Trustee as the custodian of the Depositary or under such Global Preferred Security, and the Depositary may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Preferred Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Security.

     (d) CERTIFICATED SECURITIES. Convertible Preferred Securities sold other than in reliance on Regulation S or to QIBs will be issued only in definitive certificated form ("Definitive Preferred Certificates") and will be issued initially in minimum denominations of 5,000 Convertible Preferred Securities. Purchasers of Convertible Preferred Securities who are QIBs acting on behalf of institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and did not purchase Convertible Preferred Securities in reliance on Regulation S under the Securities Act will receive Convertible Preferred Securities in the form of individual certificates in definitive, fully registered form without distribution coupons and with the Restricted Securities Legend set forth in Exhibit A-1 hereto ("Restricted Definitive Preferred Securities"). Restricted Definitive Preferred Securities will bear the Restricted Securities Legend set forth on Exhibit A-1 unless removed in accordance with Section 9.2.



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


     SECTION 7.4   REGISTRAR; PAYING AGENT; CONVERSION AGENT.

     The Trust shall establish or maintain in Charlotte, North Carolina an office or agency where Securities may be presented for registration of transfer or exchange (the "Registrar"). In the event that the Convertible Preferred Securities are not in book-entry only form, the Trust shall maintain in Charlotte, North Carolina an office or agency where the Convertible Preferred Securities may be presented for payment ("Paying Agent). The Trust shall maintain an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Trust may appoint the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent or Conversion Agent without prior notice to any Holder. The Trust shall notify the Property Trustee in writing of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Conversion Agent. The Trust shall act as Paying Agent and Conversion Agent for the Common Securities.

     The Trust initially appoints the Property Trustee as Conversion Agent for the Convertible Preferred Securities.


     SECTION 7.5  PAYING AGENT TO HOLD MONEY IN TRUST.

     The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of principal or distribution on the Securities, and will notify the Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.


     SECTION 7.6  REPLACEMENT SECURITIES.

     If the holder of a Security claims that the Certificate representing such Security has been lost, destroyed or wrongfully taken or if such Certificate is mutilated and is surrendered to the Trust or in the case of the Convertible Preferred Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate a replacement Certificate if the Property Trustee's and the Trust's requirements, as the case may be, are met. If required by the Property Trustee or the Trust, an indemnity bond must be sufficient in the judgment of both to protect the Trustees, the Property Trustee, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Certificate is replaced. The Company may charge for its expenses in replacing a Certificate.

     Every replacement Security is an additional obligation of the Trust.

     SECTION 7.7  OUTSTANDING CONVERTIBLE PREFERRED SECURITIES.

     The Convertible Preferred Securities outstanding at any time are all the Convertible Preferred Securities represented by Preferred Certificates authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

     If a Preferred Certificate is replaced, paid or purchased pursuant to
Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Certificate is held by a bona fide purchaser.

     If Convertible Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

     A Convertible Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds such Security.


         SECTION 7.8  CONVERTIBLE PREFERRED SECURITIES IN TREASURY.

     In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Convertible Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which the Property Trustee has Actual Knowledge of being so owned shall be so disregarded.


         SECTION 7.9  TEMPORARY SECURITIES.

     Until definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Convertible Preferred Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and deliver to the Property Trustee Convertible Preferred Securities in certificated form (other than in the case of Convertible Preferred Securities in global form) and thereupon any or all temporary Convertible Preferred Securities (other than any such Convertible Preferred Securities in global form) may be surrendered in exchange therefor, at the office of the Registrar, and the Property Trustee shall authenticate and deliver an equal aggregate liquidation amount of definitive Convertible Preferred Securities in certificated form in exchange for temporary Convertible Preferred Securities (other than any such Convertible Preferred Securities in global form). Such exchange shall be made by the Trust at its own expense and without any charge therefor. Until so exchanged, temporary Securities shall in all respects be entitled to the same benefits and subject to the same limitations under this Declaration as Securities in definitive certificated form authenticated (in the case of Convertible Preferred Securities) and delivered hereunder.


         SECTION 7.10  CANCELLATION.

     The Trust at any time may deliver a Convertible Preferred Security to the Property Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Property Trustee any Convertible Preferred Security surrendered to them for registration of transfer, redemption, conversion,


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



exchange or payment. The Property Trustee shall promptly cancel all Preferred Certificates surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of canceled Preferred Certificates as the Trust directs. The Trust may not issue new Preferred Certificates to replace certificates representing Convertible Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any Holder has converted.


                                 ARTICLE VIII
                             TERMINATION OF TRUST


     SECTION 8.1  TERMINATION OF TRUST.

     (a) The Trust shall dissolve:

                  (i) upon the bankruptcy of the Holder of the Common Securities or the Sponsor;

                  (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor; the consent of a majority in liquidation amount of the Securities voting together as a single class to file a certificate of cancellation with respect to the Trust; or the revocation of the charter of the Holder of the Common Securities or the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iii) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

                  (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                  (v) upon the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and after satisfaction of all liabilities to creditors (whether by payment or by making reasonable provision for payment) all of the Debentures held by the Property Trustee shall have been distributed to the Holders of Securities in exchange for all of the Securities;

                  (vi) upon the distribution of the Common Stock (as defined in Annex I) to Holders of all outstanding Securities upon conversion of all such Securities;

                  (vii) the expiration of the term of the Trust on September 30, 2051; or

                  (viii) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), after satisfaction of all liabilities to creditors (whether by payment or by making reasonable provision for payment) the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware and thereupon the Trust shall terminate.

     (c) The provisions of Article X shall survive the termination of the Trust.


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



                                  ARTICLE IX
                             TRANSFER OF INTERESTS


     SECTION 9.1   GENERAL.

     (a) When Convertible Preferred Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Convertible Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Property Trustee shall authenticate Preferred Certificates at the Registrar's request.

     (b) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                  (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

                  (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

     (d) The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificates, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled as provided in Section 7.10. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

     (e) The Trust shall not be required (i) to issue, register the transfer of, or exchange, Convertible Preferred Securities during a period beginning at the opening of business 15 days before the day of any selection of Convertible Preferred Securities for redemption set forth in the terms and ending at the close of business on the day of selection, or (ii) to register the transfer or exchange of any Convertible Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.


     SECTION 9.2   TRANSFER PROCEDURES AND RESTRICTIONS.

     (a) TRANSFER AND EXCHANGE OF DEFINITIVE PREFERRED CERTIFICATES. When Definitive Preferred Certificates are presented to the Registrar or co-registrar (x) to register the transfer of the Convertible

Preferred Securities represented thereby; or (y) to exchange such Convertible Preferred Securities for an equal number of Convertible Preferred Securities of other authorized denominations, the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Preferred Certificates surrendered for transfer or exchange:

                  (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                  (ii) in the case of Restricted Definitive Preferred Securities, shall be accompanied by the following additional information and documents, as applicable:

                  (A) if such Restricted Preferred Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (substantially in the form set forth on the reverse of the Definitive Preferred Certificate); or

                  (B) if such Restricted Preferred Securities are being transferred to a QIB in accordance with Rule 144A, a certification from such Holder to that effect (substantially in the form set forth on the reverse of the Definitive Preferred Certificate); or

                  (C) if such Restricted Preferred Securities are being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 or Regulation S, or (ii) pursuant to an effective registration statement under the Securities Act, or (iii) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3), or (7) under the
                       Securities Act that is acquiring the Restricted Preferred Securities for its own account, or for the account of such an institutional accredited investor, not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act, or (iv) in reliance on another exemption from the registration requirements of the Securities Act, (X) a certification from such Holder to that effect (substantially in the form set forth on the reverse of the Definitive Preferred Certificate), (Y) in the case of clauses (i), (iii), and (iv) above, if the Trust or the Registrar so requests, an opinion of counsel reasonably acceptable to the Trust or the Registrar, as the case may be, to the effect that such transfer is in compliance with the Securities Act, and (Z) in the case of clause (ii) above, a certificate signed by a Regular Trustee to the effect that a registration statement covering the sale of such Restricted Preferred Securities is effective.

     (b) TRANSFERS AFTER EFFECTIVENESS OF SHELF REGISTRATION STATEMENT. After the effectiveness of a Shelf Registration Statement covering the resale of Convertible Preferred Securities, Preferred Certificates representing Convertible Preferred Securities transferred pursuant to such Shelf Registration Statement in compliance with Section 9.2(a)(ii)(C)(ii) will no longer be required to bear the Restricted Securities Legend, and beneficial interests in a Convertible Preferred Security in global form without legends will be available to transferees of Convertible Preferred Securities transferred pursuant to such Shelf Registration Statement, upon exchange of the transferring Holder's Restricted Definitive Preferred Certificate or directions to transfer such Holder's beneficial interest in the Restricted Global Preferred

Security, as the case may be. No such transfer or exchange of a Restricted Definitive Preferred Certificate or of an interest in the Restricted Global Preferred Security shall be effective unless the transferor delivers to the Trust a certification (in the applicable form set forth on the reverse of the Definitive Preferred Certificate) as to compliance by such Person with the provisions of this Declaration applicable to such transfer or exchange. After the effectiveness of the Shelf Registration Statement, the Trust shall issue and the Property Trustee, upon instruction from the Trust, shall authenticate a Preferred Certificate in global form without the Restricted Securities Legend (the "Exchanged Global Preferred Security") to deposit with the Depositary to evidence (i) transfers of beneficial interests in the Restricted Global Preferred Security that are thereafter exchanged for interests in such Exchanged Global Preferred Security, and (ii) transfers of Restricted Definitive Preferred Securities and Unrestricted Definitive Preferred Securities with repect to which the transferee elects to take delivery in the form of beneficial interests in such Exchanged Global Preferred Security, in each case subject to compliance with the applicable provisions of this Declaration.

     (c) RESTRICTED GLOBAL PREFERRED SECURITY TO REGULATION S GLOBAL PREFERRED SECURITY. If the holder of a beneficial interest in the Restricted Global Preferred Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Preferred Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 9.2(c). Upon receipt by the Registrar of (i) written instructions given in accordance with the Applicable Procedures from a Participant directing the Registrar to credit or cause to be credited to a specified Participant's account a beneficial interest in the Regulation S Global Preferred Security in a number of Convertible Preferred Securities equal to that as to which a beneficial interest in the Restricted Global Preferred Security is to be so transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant (and, if applicable, the Euroclear or CEDEL account, as the case may be) to be credited with, and the account of the Participant to be debited for, such beneficial interest, and (iii) a certificate in substantially the form set forth in Exhibit D given by the holder of such beneficial interest, the Registrar shall instruct the Depositary to reduce the number of Convertible Preferred Securities represented by the Restricted Global Preferred Security, and to increase the number of Convertible Preferred Securities represented by the Regulation S Global Preferred Security, by the number of Convertible Preferred Securities as to which a beneficial interest in the Restricted Global Preferred Security is to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which during the Restricted Period shall be the Participant for Euroclear or CEDEL or both, as the case may be) a beneficial interest in the Regulation S Global Preferred Security in a number of Convertible Preferred Securities equal to that by which the Restricted Global Preferred Security was reduced upon such transfer.

     (d) REGULATION S GLOBAL PREFERRED SECURITY TO RESTRICTED GLOBAL PREFERRED SECURITY. If, during the Restricted Period, the holder of a beneficial interest in the Regulation S Global Preferred Security wishes to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Preferred Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 9.2(d). Upon receipt by the Registrar of (i) written instructions given in accordance with the Applicable Procedures from a Participant directing the Registrar to credit or cause to be credited to a specified Participant's account a beneficial interest in the Restricted Global Preferred Security in a number of Convertible Preferred Securities equal to that as to which a beneficial interest in the Regulation S Global Preferred Security is to be so transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant (and, if applicable, the Euroclear or CEDEL account, as the case may be) to be credited with, and the account of the Participant to be debited for, such beneficial interest, and (iii) a certificate in substantially the form set forth in Exhibit E given by the holder of such beneficial interest, the

Registrar shall instruct the Depositary to reduce the number of Convertible Preferred Securities represented by the Regulation S Global Preferred Security, and to increase the number of Convertible Preferred Securities represented by the Restricted Global Preferred Security, by the number of Convertible Preferred Securities as to which a beneficial interest in the Regulation S Global Preferred Security is to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Preferred Security in a number of Convertible Preferred Securities equal to that by which the Regulation S Global Preferred Security was reduced upon such transfer.

     (e) RESTRICTIONS ON TRANSFER AND EXCHANGE OF A DEFINITIVE PREFERRED CERTIFICATE FOR A BENEFICIAL INTEREST IN A GLOBAL PREFERRED SECURITY. A Definitive Preferred Certificate may not be exchanged for a beneficial interest in a Global Preferred Security except upon satisfaction of the requirements set forth below. Upon receipt by the Property Trustee of a Definitive Preferred Certificate, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee, together with:

                  (i) if such Definitive Preferred Security is a Restricted Preferred Security, certification, in the form set forth on the reverse of the Preferred Certificate, that such Definitive Preferred Security is being transferred to a QIB in accordance with Rule 144A under the Securities Act; and

                  (ii) whether or not such Definitive Preferred Certificate is a Restricted Preferred Security, written instructions directing the Property Trustee to make, or to direct the Depositary to make, an adjustment on its books and records with respect to such Global Preferred Security to reflect an increase in the number of the Preferred Securities represented by the Global Preferred Security, then the Property Trustee shall cancel such Definitive Preferred Certificate and cause, or direct the Depositary to cause, the aggregate number of Convertible Preferred Securities represented by the Global Preferred Security to be increased accordingly. If no Global Preferred Securities are then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Regular Trustee, an appropriate number of Convertible Preferred Securities in global form.

     (f) TRANSFER AND EXCHANGE OF GLOBAL PREFERRED SECURITIES. The transfer and exchange of Global Preferred Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

     (g) TRANSFER OF A BENEFICIAL INTEREST IN A GLOBAL PREFERRED SECURITY FOR A DEFINITIVE PREFERRED CERTIFICATE.

                  (i) Any Person having a beneficial interest in a Global Preferred Security may upon request, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive Preferred Certificate representing the same number of Convertible Preferred Securities. Upon receipt by the Property Trustee from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Preferred Security of written instructions or such other form of instructions as is customary for the Depositary or the Person designated by the


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



         Depositary as having such a beneficial interest in a Restricted Preferred Security and the following additional information and documents (all of which may be submitted by facsimile):

                  (A) if such beneficial interest is being transferred to the Person designated by the Depositary as being the owner of a beneficial interest in a Global Preferred Security, a certification from such Person to that effect (substantially in the form set forth on the reverse of the Definitive Preferred Certificate); or

                  (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certification from the transferor to that effect (substantially in the form set forth on the reverse of the Definitive Preferred Certificate); or

                  (C) if such beneficial interest is being transferred (i) pursuant to an exemption from registration in accordance with Rule 144 or Regulation S, or (ii) pursuant to an effective registration statement under the Securities Act, or (iii) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act that is acquiring the Restricted Preferred Securities for its own account, or for the account of such an institutional accredited investor, not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act, or
                       (iv) in reliance on another exemption from the registration requirements of the Securities Act, (X) a certification from the transferee or transferor to that effect (substantially in the form set forth on the reverse of the Definitive Preferred Certificate), (Y) in the case of clauses (i), (iii), and (iv) above, if the Trust or the Registrar so requests, an opinion of counsel reasonably acceptable to the Trust or the Registrar, as the case may be, to the effect that such transfer is in compliance with the Securities Act, and
                       (Z) in the case of clause (ii) above, a certificate signed by a Regular Trustee to the effect that a registration statement covering the sale of such Restricted Preferred Securities is effective.

         then the Property Trustee will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Property Trustee, the aggregate principal amount of the Global Preferred Security to be reduced on its books and records and, following such reduction, the Trust will execute and the Property Trustee will authenticate and deliver to the transferee a Definitive Preferred Certificate.

                  (ii) Definitive Preferred Certificates issued in exchange for a beneficial interest in a Global Preferred Security pursuant to this Section 9.2(g) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its Participants or indirect participants or otherwise, shall instruct the Property Trustee. The Property Trustee shall deliver such Definitive Preferred Certificates to the Persons in whose names such Convertible Preferred Securities are so registered in accordance with the instructions of the Depositary.

     (h) RESTRICTIONS ON TRANSFER AND EXCHANGE OF GLOBAL PREFERRED SECURITIES. Notwithstanding any other provisions of this Declaration (other than the provisions set forth in subsection (i) of this Section 9.2), a Global Preferred Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

     (i) AUTHENTICATION OF DEFINITIVE PREFERRED CERTIFICATES IN ABSENCE OF DEPOSITARY.



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




         (i)      If at any time:

                           (A) the Depositary notifies the Trust that the
                  Depositary is unwilling or unable to continue as Depositary for the Global Preferred Securities or has ceased to be a Clearing Agency registered under the Exchange Act, and a successor Depositary for the Global Preferred Securities is not appointed by the Trust at the direction of the Sponsor within 90 days after delivery of such notice; or

                           (B) in the case of a Global Preferred Security held
                  for an account of Euroclear or CEDEL, Euroclear or CEDEL, as the case may be, (A) is closed for business for a continuous period of 14 days (other than by reason of statutory or other holidays) or (B) announces an intention permanently to cease business or does in fact do so; or

                           (C) the Trust (with the consent of the Sponsor)
                  notifies the Property Trustee in writing that it elects to cause the issuance of Definitive Preferred Certificates under this Declaration; or

                           (D) an Event of Default has occurred and is
                  continuing,

         then the Trust will execute, and the Property Trustee, upon receipt of a written order of the Trust signed by one Regular Trustee requesting the authentication and delivery of Definitive Preferred Certificates to the Persons designated by the Trust, will authenticate and deliver Definitive Preferred Certificates, representing an aggregate number of Convertible Preferred Securities equal to the aggregate number of Convertible Preferred Securities represented by such Global Preferred Securities, in exchange for such Global Certificates. Any Global Preferred Security exchanged pursuant to clause (A), (B), or (C) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to clause (D) above may be exchanged in whole or from time to time in part as directed by the Depositary.

                  (ii) Definitive Preferred Certificates issued in exchange for a Global Preferred Security or any portion thereof pursuant to paragraph (i) above shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Preferred Security to be exchanged in whole shall be surrendered by the Depositary to the Registrar. With regard to any Global Preferred Security to be exchanged in part, either such Global Preferred Security shall be so surrendered for exchange or, if the Property Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Preferred Security, the number of Convertible Preferred Securities represented thereby shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Property Trustee. Upon any such surrender or adjustment, the Property Trustee shall authenticate and make available for delivery the Definitive Preferred Certificates issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

     (j) LEGENDS.

                  (i) Until three (3) years after the later of the original issuance date of any Restricted Preferred Security or the last date that any Affiliate of the Trust was the owner of such Restricted Preferred Security, any Certificate evidencing such Restricted Preferred Security (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof which shall bear the legend set forth in the Indenture) shall bear a legend (the "Restricted Securities Legend") in substantially the following form (unless such Restricted Preferred Security has been transferred pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or unless otherwise agreed by the Trust in writing, with notice thereof to the Registrar):

     THIS SECURITY (OR ITS PREDECESSOR), ANY CONVERTIBLE SUBORDINATED DEBT SECURITY ISSUED IN EXCHANGE FOR THIS SECURITY, AND ANY COMMON STOCK ISSUED ON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED WITHIN THE "UNITED STATES" OR TO OR FOR THE ACCOUNT OR BENEFIT OF, "U.S. PERSONS" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES, AND AGREES FOR THE BENEFIT OF THE ISSUER HEREOF THAT: (I) IT HAS ACQUIRED A "RESTRICTED SECURITY" THAT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH INSIGNIA FINANCIAL GROUP, INC. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSE (D), (E) OR (F) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE TRUSTEES FOR SUCH ISSUER (i) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER


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


INFORMATION SATISFACTORY TO EACH OF THEM IN FORM AND SUBSTANCE, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

     (ii) Any Certificate (or Security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend as set forth therein have been satisfied may, upon surrender of such Certificate for exchange to the Registrar in accordance with the provisions of this Section 9.2, be exchanged for a new Certificate or Certificates, of like tenor and aggregate number of Convertible Preferred Securities, which shall not bear the Restricted Securities Legend.

     (k) CANCELLATION OR ADJUSTMENT OF GLOBAL PREFERRED SECURITY. At such time as all beneficial interests in a Global Preferred Security have either been exchanged for Definitive Preferred Certificates to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Preferred Security shall be returned to the Depositary for cancellation or retained and canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Preferred Security is exchanged for Definitive Preferred Certificates, Convertible Preferred Securities represented by such Global Preferred Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee (if it is then the Securities Custodian for such Global Preferred Security) with respect to such Global Preferred Security, by the Property Trustee or the Securities Custodian, to reflect such reduction.

     (l) OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF CONVERTIBLE PREFERRED SECURITIES.

                  (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Preferred Certificates and Global Preferred Certificates at the Registrar's or co-registrar's request.

                  (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                  (iii) Prior to the due presentation for registrations of transfer of any Convertible Preferred Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the Person in whose name a Convertible Preferred Security is registered as the absolute owner of such Convertible Preferred Security for the purpose of receiving Distributions on such Convertible Preferred Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                  (iv) All Convertible Preferred Securities issued upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Convertible Preferred Securities surrendered upon such transfer or exchange.

     (m) NO OBLIGATION OF THE PROPERTY TRUSTEE.



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



                  (i) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Preferred Security, any Participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any Participant thereof, with respect to any ownership interest in the Convertible Preferred Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Convertible Preferred Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Convertible Preferred Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Preferred Security). The rights of beneficial owners in any Global Preferred Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depositary or any agent thereof with respect to its Participants and any beneficial owners.

                  (ii) The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Convertible Preferred Security (including any transfers between or among Depositary Participants or beneficial owners in any Global Preferred Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.


     SECTION 9.3   DEEMED SECURITY HOLDERS.

     The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Property Trustee, Registrar, or a co-registrar shall have Actual Knowledge thereof.


     SECTION 9.4   APPOINTMENT OF SUCCESSOR DEPOSITARY.

     If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Convertible Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency to act as Depositary with respect to such Convertible Preferred Securities.


     SECTION 9.5   REGISTRATION RIGHTS.

     The holders of the Convertible Preferred Securities, the Debentures, the Convertible Preferred Securities Guarantee, and the shares of Common Stock of the Company issuable upon conversion of the Debentures (collectively, the "Registrable Securities") are entitled to the benefits of the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the holders of Registrable Securities that (i) it will, at its cost, within 90 days after the date of original issuance of the Debentures, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to the resales of the Registrable Securities, (ii) it will use all reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as promptly as practicable and in no event later than 180 days after the date of original issuance of the Debentures, and (iii) the Company will use all reasonable efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until the third anniversary of the effectiveness of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement (the "Effectiveness Period").

     If (i) on or prior to 90 days following the date of original issuance of the Registrable Debentures, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 180th day following the date of original issuance of the Debentures, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on the Debentures from and including the day following such Registration Default. Liquidated Damages will be paid quarterly in arrears, with the first quarterly payment due on the first interest or distribution payment date, as applicable, following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount or liquidation amount, as applicable, to and including the 90th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. Upon (x) the filing of the Shelf Registration Statement after the 90-day period described in clause (i) above or (y) the effectiveness of the Shelf Registration Statement after the 180-day period described in clause (ii) above, the interest rate borne by the Debentures from the date of such filing or effectiveness, as the case may be, will be reduced to the interest rate then in effect on the Debentures.


                                   ARTICLE X
                          LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS


     SECTION 10.1   LIABILITY.

     (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

                  (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

     (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

     (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Convertible Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     SECTION 10.2   EXCULPATION.

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.


     SECTION 10.3   FIDUCIARY DUTY.

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b) Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between any Covered Persons; or

                  (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.


     SECTION 10.4   INDEMNIFICATION.

     (a)(i) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                  (v) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Convertible Preferred Security Holders.

                  (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this
         Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Convertible Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                  (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                  (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or


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


         surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (b) The Sponsor agrees to indemnify, to the fullest extent permitted by law, the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without gross negligence (in the case of the Property Trustee, negligence) or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration.


     SECTION 10.5   OUTSIDE BUSINESSES.

     Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                  ARTICLE XI
                                  ACCOUNTING


     SECTION 11.1   FISCAL YEAR.

     The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

     SECTION 11.2   CERTAIN ACCOUNTING MATTERS.

     (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

     (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

     (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

     (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.


     SECTION 11.3   BANKING.

     The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.


     SECTION 11.4   WITHHOLDING.

     The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS


     SECTION 12.1   AMENDMENTS.

     (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                  (i) the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees);

                  (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee;

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee; and

                  (iv) if the amendment affects the rights, powers, duties, obligations or immunities of the Sponsor, the Sponsor.

     (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                           (i) unless, in the case of any proposed amendment,
                  the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                           (ii) unless, in the case of any proposed amendment
                  which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                           (A) an Officers' Certificate from each of the Trust
                  and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                           (B) an opinion of counsel (who may be counsel to
                  the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                  (iii) to the extent the result of such amendment would be to:

                  (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                  (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                  (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

     (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

     (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities.

     (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

     (f) The rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

     (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                  (i) cure any ambiguity;

                  (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor; and

                  (iv) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders.


     SECTION 12.2 MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT.

     (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Convertible Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Convertible Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                  (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the t Indenture Act or the listing rules of any stock exchange on which the Convertible Preferred Securities are then listed or trading otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                 ARTICLE XIII
                      REPRESENTATIONS OF PROPERTY TRUSTEE
                             AND DELAWARE TRUSTEE


     SECTION 13.1   REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE.

     The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants, as applicable, to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

     (a) the Property Trustee is a national banking association with trust powers, duly organized, validly existing and in good standing, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

     (b) the execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

     (c) the execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

     (d) no consent, approval or authorization of, or registration with or notice to, any South Carolina or federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.


     SECTION 13.2   REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE.

     The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

     (a) The Delaware Trustee is a national banking association or a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

     (b) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

     (c) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration.

     (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.




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



                                  ARTICLE XIV
                                 MISCELLANEOUS


     SECTION 14.1  NOTICES.

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

     (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                  Insignia Financing I
                  c/o Insignia Financial Group, Inc.
                  One Insignia Financial Plaza
                  Post Office Box 1089
                  Greenville, South Carolina  29602
                  Attention: General Counsel

     (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

                  First Union Bank of Delaware
                  One Rodney Square
                  920 King Street
                  Wilmington, Delaware  19801
                  Attention:  Corporate Trust Administration

     (c) if given to the Property Trustee, at its Corporate Trust Office to the attention of Corporate Trust Trustee Administration (or such other address as the Property Trustee may give notice of to the Holders of the Securities).

     (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                  Insignia Financial Group, Inc.
                  One Insignia Financial Plaza
                  Post Office Box 1089
                  Greenville, South Carolina  29602
                  Attention: General Counsel

     (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION 14.2   GOVERNING LAW.

     This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.


     SECTION 14.3   INTENTION OF THE PARTIES.

     It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.


     SECTION 14.4   HEADINGS.

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.


     SECTION 14.5   SUCCESSORS AND ASSIGNS

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.


     SECTION 14.6   PARTIAL ENFORCEABILITY.

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.


     SECTION 14.7   COUNTERPARTS.

     This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


                               /s/ Andrew L. Farkas
                              -----------------------------------------------
                              Andrew L. Farkas, as Regular Trustee


                               /s/ John K. Lines
                              -----------------------------------------------
                              John K. Lines, as Regular Trustee


                               /s/ Ronald Uretta
                              -----------------------------------------------
                              Ronald Uretta, as Regular Trustee


                              First Union Bank of Delaware, as Delaware Trustee


                                   /s/ Melissa Matthews
                              By:____________________________________________
                              Name:  Melissa Matthews
                              Title: Vice President

                              First Union National Bank of South Carolina, as Property Trustee


                                   /s/ Rosemary M. Greco
                              By:____________________________________________
                              Name:  Rosemary M. Greco
                              Title: Vice President

                              Insignia Financial Group, Inc., as Sponsor


                                   /s/ Ronald Uretta
                              By:____________________________________________
                              Name:  Ronald Uretta
                              Title: Chief Operating Officer and Treasurer

                                    ANNEX I

                              TERMS OF SECURITIES



                 6 1/2% TRUST CONVERTIBLE PREFERRED SECURITIES
                  6 1/2% TRUST CONVERTIBLE COMMON SECURITIES


     Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of November 1, 1996 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Offering Memorandum referred to below):

     1.   DESIGNATION AND NUMBER.

     (a) Convertible Preferred Securities. 2,600,000 Convertible Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $130,000,000, plus up to an additional 390,000 Convertible Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $19,500,000 (the "Additional Preferred Securities") solely to cover over-allotments (as provided for in the Purchase Agreement), and a liquidation amount with respect to the assets of the Trust of $50 per Convertible Preferred Security, are hereby designated for the purposes of identification only as "6 1/2% Trust Convertible Preferred Securities" (the "Convertible Preferred Securities"). The Convertible Preferred Security Certificates evidencing the Convertible Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Convertible Preferred Securities are listed.

     (b) Common Securities. 80,413 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $4,020,650, plus up to an additional 12,062 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $603,100 to meet the capital requirements of the Trust in the event of an issuance of Additional Preferred Securities, and a liquidation amount with respect to the assets of the Trust of $50 per common security, are hereby designated for the purposes of identification only as "6 1/2% Trust Convertible Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

     2.   DISTRIBUTIONS.

     (a) Distributions payable on each Security will be fixed at a rate per annum of 6 1/2% (the "Coupon Rate") of the stated liquidation amount of $50 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months.

     (b) Distributions on the Securities will be cumulative, will accrue from the date of original issuance of the Securities, and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1996, except as otherwise described below. So long as no event of default under the Indenture shall have occurred and be continuing, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall last beyond the date of maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates, which will be 15 days prior to the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures; provided that if the payment date is a Redemption Date, then the record date for the Distribution shall be as of the opening of business on such record date for the purpose of permitting a Holder of a Convertible Preferred Security to convert on such record date while continuing to be the record holder for the Distribution and therefore entitled to receive the Distribution on the payment date notwithstanding conversion on the record date. In the event that any Convertible Preferred Security is redeemed after a record date and prior to (but not on) the corresponding payment date, the accrued and unpaid distributions on such Convertible Preferred Security as of the redemption date will be paid to the holder thereof on the redemption date, not to the holder thereof on the record date. In the event that a redemption date is also a payment date, then the accrued and unpaid distributions will be paid to the holder of such Convertible Preferred Security as of the record date. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Convertible Preferred Securities will be made as described under the heading "Description of the Convertible Preferred Securities--Form, Denomination and Registration" in the Offering Memorandum, dated October 29, 1996, of the Trust. The relevant record dates for the Common Securities shall be the same record date as for the Convertible Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (d) In the event of an election by the Holder to convert its Securities through the Conversion Agent into Common Stock (as hereinafter defined) pursuant to the terms of the Securities as set forth in this Annex I to the Declaration, no payment, allowance or adjustment shall be made with respect to accumulated and unpaid Distributions on such Securities, or be required to be made; provided that Holders of Securities at the close of business on any record date for the payment of Distributions will be entitled to receive the Distributions payable on such Securities on the corresponding payment date notwithstanding the conversion of such Securities into Common Stock following such record date.

     (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

     3.   LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

     In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities to creditors an amount equal to the aggregate of the stated liquidation amount of $50 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless such dissolution, winding-up or termination occurs in connection with a Special Event in which case, in accordance with Section 4(c), Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

     If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

     4.   REDEMPTION AND DISTRIBUTION.

     (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption (either at the option of the Debenture Issuer or pursuant to a Special Event as described below), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price per Security equal to the redemption price of the Debentures, together with accrued and unpaid Distributions thereon through the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 20 nor more than 60 days notice of such redemption.

     (b) If fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata from each Holder of Securities, it being understood that, in respect of Convertible Preferred Securities registered in the name of and held of record by DTC (or a successor depositary) or any nominee, the distribution of the proceeds of such redemption will be made in accordance with the procedures of such agency or nominee.

     (c) If, at any time, a Tax Event or an Investment Company Event (each, as defined below, a "Special Event") shall occur and be continuing, the Regular Trustees may with the consent of the Sponsor, except in certain limited circumstances in relation to a Tax Event described in this Section 4(c), dissolve the Trust and, after satisfaction of creditors, cause Debentures held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Special Event (the "90 Day Period"); provided, however, that such dissolution and distribution shall be conditioned on (i) in the case of the occurrence of a Tax Event, the Regular Trustees' receipt of an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that neither the Trust nor the Holders of the Securities will recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Debentures, (ii) in the case of a Tax Event, the Debenture Issuer or the Trust being unable to eliminate, within the 90 Day Period, the Tax Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, the Debenture Issuer, the Sponsor or the Holders of the Securities ("Ministerial Action"), and (iii) the Sponsor's prior written consent to such dissolution and distribution.

     If in the event of a Tax Event (i) after receipt of a Dissolution Tax Opinion (as defined hereinafter) by the Regular Trustees, the Sponsor has received an opinion (a

"Redemption Tax Opinion") of a nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Securities in liquidation of such Holders' interests in the Trust as described in this
Section 4(c), or (ii) the Regular Trustees shall have been informed by nationally recognized independent tax counsel experienced in such matters that a No Recognition Opinion cannot be delivered to the Trust, the Debenture Issuer shall have the right at any time, upon not less than 20 nor more than 60 days notice, to redeem the Debentures in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon, for cash within 90 days following the occurrence of such Tax Event. Following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis; provided, however, that, if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90-day period, the Tax Event by taking some Ministerial Action, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.

     "Tax Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that on or after October 29, 1996, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action") or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such amendment, clarification or change is made known, which amendment, clarification, or change is effective or such pronouncement or decision is announced, in each case, on or after, October 29, 1996 (collectively, a "Change in Tax Law"), there is more than an insubstantial risk that (i) the Trust is or will be subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be subject to more than a de minimis amount of taxes, duties or other governmental charges, or (iii) interest payable in cash by the Debenture Issuer to the Trust on the Debentures is not, or will not be, deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes. Notwithstanding the foregoing, a Tax Event shall not include any Change in Tax Law that requires the Debenture Issuer for United States federal income tax purposes to defer taking a deduction for any original issue discount ("OID") that accrues with respect to the Debentures until the interest payment related to such OID is paid by the Debenture Issuer in cash; provided, that such Change in Tax Law does not create more than an insubstantial risk that the Debenture Issuer will be prevented from taking a deduction for OID accruing with respect to the Debentures at a date that is no later than the date the interest payment related to such OID is actually paid by the Debenture Issuer in cash.

     "Investment Company Event" means that the Regular Trustees shall have received an opinion of a nationally recognized independent counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulations by any legislative body, court, governmental agency or regulatory authority on or after October 29, 1996 (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

     On and from the date fixed by the Regular Trustees for any distribution of Debentures upon dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) The Depository Trust Company (the "Depositary") or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Convertible Preferred Securities held in the form of Global Certificates, will receive a registered certificate or certificates in global form representing the Debentures to be delivered upon such distribution, and (iii) any certificates representing Securities, except for Global Certificates representing Convertible Preferred Securities held by the Depositary or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, such Convertible Preferred Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

     (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

     (e) Notice of any redemption of, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/Distribution Notice"), will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 20 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, or by such other means suitable to assure delivery of such written notice, to Holders of Securities. Each Redemption/ Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

     (f) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Securities, it being understood that, in respect of Convertible Preferred Securities registered in the name of and held of record by the Depositary or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

     (g) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) with respect to the Convertible Preferred Securities held in Global Certificates, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or other repayment of the Debentures, the Property Trustee will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Convertible Preferred Securities and will give the Depositary (or its nominee) (or successor Clearing Agency or its nominee) irrevocable instructions and authority to pay the Redemption Price to the Holders of the Convertible Preferred Securities, and (B) with respect to Convertible Preferred Securities issued in definitive form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the required date of such deposit, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

     (h) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Convertible Preferred Securities held in the form of Global Certificates, to the Depositary or its nominee (or any successor Clearing Agency or its nominee) and, in respect of Definitive Convertible Preferred Security Certificates, to the Holder thereof, and (B) in respect of the Common Securities, to the Holder thereof.

     (i) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Convertible Preferred Securities by tender, in the open market or otherwise.

     5.   CONVERSION RIGHTS.

     The Holders of Securities shall have the right at any time, beginning December 31, 1996 through the close of business on September 30, 2016 (or, in the case of Securities called for redemption, prior to the close of business on the Business Day prior to the redemption date), at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Class A Common Stock of Insignia Financial Group, Inc. ("Common Stock") in the manner described herein on and subject to the following terms and conditions:

     (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Security per $50 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock at an initial rate of 1.8868 shares of Common Stock per $50 principal amount of Debentures (which is equivalent to a conversion price of $26.50 per share of Common Stock, subject to certain adjustments set forth in Sections 15.3 and
15.4 of the Indenture (as so adjusted, "Conversion Price")).

     (b) In order to convert Securities into Insignia's Common Stock the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (b) to immediately convert such Debentures on behalf of such Holder, into Common Stock (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this Section. The Conversion Agent shall thereupon notify Insignia of the Holder's election to convert such Debentures into shares of Common Stock. Holders of Securities at the close of business on a Distribution record date will be entitled to receive the Distribution payable on such securities on the corresponding Distribution payment date notwithstanding the conversion of such Securities following such record date but prior to such distribution payment date. Except as provided above, neither the Trust nor the Sponsor will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accrued on the Securities (including any Additional Amounts accrued thereon) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock issued upon such conversion. Securities shall be deemed to have been converted immediately prior to the close of business on the day on which a Notice of Conversion relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date").

The Person or Persons entitled to receive Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the Conversion Date, Insignia shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

     (c) Each Holder of a Security by his acceptance thereof appoints First Union National Bank of South Carolina "Conversion Agent" for the purpose of effecting the conversion of Securities in accordance with this Section. In effecting the conversion and transactions described in this Section, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this Section and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Section and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount, provided that the Conversion Agent shall not give effect to any conversion of Securities if, after giving effect to such conversion, the aggregate amount of Common Securities outstanding would be less than 3% of the aggregate liquidation amount of the Securities.

     (d) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid in cash by Insignia to the Conversion Agent, which in turn will make such payment to the Holder or Holders of Securities so converted. The cash payable shall be based on the current market price of Common Stock on the date such Securities are surrendered for conversion.

     (e) Insignia shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding.

     Notwithstanding the foregoing, Insignia shall be entitled to deliver upon conversion of Debentures, shares of Common Stock reacquired and held in the treasury of Insignia (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Trust shall deliver the shares of Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of Insignia and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of Common Stock (and all requirements to list Common Stock issuable upon conversion of Debentures that are at the time applicable), in order to enable Insignia to lawfully issue Common Stock to the Trust upon conversion of the Debentures and the Trust to lawfully deliver Common Stock to each Holder upon conversion of the Securities.

     (f) Insignia will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debentures and the delivery of the shares of Common Stock by the Trust upon conversion of the Securities. The Sponsor shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax, or has established to the satisfaction of the Trust that such tax has been paid.

     (g) Nothing in the preceding Paragraph (f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or set forth in this Annex I to the Declaration or in the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

     6.   VOTING RIGHTS - CONVERTIBLE PREFERRED SECURITIES.

     (a) Except as provided under Sections 6(b) and 8 and as otherwise required by law and the Declaration, the Holders of the Convertible Preferred Securities will have no voting rights.

     (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in liquidation amount of the Convertible Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 7.13 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification, or termination of the Indenture or the Debentures, where such consent shall be required, provided, however, that, where a consent under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Convertible Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Convertible Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Convertible Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action and each holder of Securities will be treated as owning an undivided beneficial interest in the Debentures.

     If a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Convertible Preferred Securities to the extent of any payment made by the Issuer to such Holder of Convertible Preferred Securities in such Direct Action. In addition, if the Property Trustee fails to enforce its rights under the Debentures (other than rights arising from an Event of Default described in the immediately preceding sentence) for a period of 30 days after any Holder of Convertible Preferred Securities shall have made a written request to the Property Trustee to enforce such rights, such Holder of Convertible Preferred Securities may, to the fullest extent permitted by law, thereafter institute a Direct Action to enforce the Property Trustee's rights as holder of the Debentures, without first instituting any legal proceeding against the Property Trustee or any other Person. Except as provided in the preceding sentences, the Holders of Convertible Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

     Any approval or direction of Holders of Convertible Preferred Securities may be given at a separate meeting of Holders of Convertible Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Convertible Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Convertible Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

     No vote or consent of the Holders of the Convertible Preferred Securities will be required for the Trust to redeem and cancel Convertible Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

     Notwithstanding that Holders of Convertible Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Convertible Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

     7.   VOTING RIGHTS - COMMON SECURITIES.

     (a) Except as provided under Sections 7(b), (c) and 8 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

     (b) The Holders of the Common Securities are entitled, in accordance with
Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

     (c) Subject to Section 2.6 of the Declaration and only after any Event of Default with respect to the Convertible Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.13 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, provided that, where a consent or action under the Indenture would require the consent or act of a Super Majority of the Holders, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this Section 7(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Convertible Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action and each holder of Trust Securities will be treated as owning an undivided beneficial interest in the Debentures.

     If a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Convertible Preferred Securities may directly institute a Direct Action on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Convertible Preferred Securities to the extent of any payment made by the Issuer to such Holder of Convertible Preferred Securities in such Direct Action. In addition, if the Property Trustee fails to enforce its rights under the Debentures (other than rights arising from an Event of Default described in the immediately preceding sentence) for a period of 30 days after any Holder of Convertible Preferred Securities shall have made a written request to the Property Trustee to enforce such rights, such Holder of Convertible Preferred Securities may, to the fullest extent permitted by law, thereafter institute a Direct Action to enforce the Property Trustee's rights as holder of the Debentures, without first instituting any legal proceeding against the Property Trustee or any other Person. Except as provided in the preceding sentences, the Holders of Convertible Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

     8.   AMENDMENTS TO DECLARATION AND INDENTURE.

     (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities affected thereby; provided, however, that a reduction of the principal amount or Coupon Rate , or a change in the payment dates or maturity of the Convertible Preferred Securities shall not be permitted without the consent of each Holder of Convertible Preferred Securities affected thereby; and provided further that, if any amendment or proposal referred to in clause (i) above would adversely affect only the Convertible Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

     (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of a Super Majority, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 8(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for the purposes of United States federal income tax and that each holder of Securities will be treated as owning an undivided beneficial interest in the Debentures.

     9.   PRO RATA.

     A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Convertible Preferred Securities pro rata according to the aggregate liquidation amount of Convertible Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Convertible Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Convertible Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

     10.  RANKING.

     The Convertible Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with, the Common Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Convertible Preferred Securities.

     11.  ACCEPTANCE OF SECURITIES GUARANTEE AND INDENTURE.

     Each Holder of Convertible Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Convertible Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

     12.  NO PREEMPTIVE RIGHTS.

     The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.

     13.  MISCELLANEOUS.

     These terms constitute a part of the Declaration.

     The Sponsor will provide a copy of the Declaration, the Convertible Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                  EXHIBIT A-1

              FORM OF CONVERTIBLE PREFERRED SECURITY CERTIFICATE


     {IF THE CONVERTIBLE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE, INSERT - This Convertible Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Convertible Preferred Security is exchangeable for Convertible Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Convertible Preferred Security (other than a transfer of this Convertible Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

     Unless this Convertible Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the Trust or its agent for registration of transfer, exchange or payment, and any Convertible Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.}

     THIS SECURITY (OR ITS PREDECESSOR), ANY CONVERTIBLE SUBORDINATED DEBT SECURITY ISSUED IN EXCHANGE FOR THIS SECURITY, AND ANY COMMON STOCK ISSUED ON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED WITHIN THE "UNITED STATES" OR TO OR FOR THE ACCOUNT OR BENEFIT OF, "U.S. PERSONS" (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES, AND AGREES FOR THE BENEFIT OF THE ISSUER HEREOF THAT: (I) IT HAS ACQUIRED A "RESTRICTED SECURITY" THAT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH INSIGNIA FINANCIAL GROUP, INC. (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION




                                     A1-1

DATE") EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSE (D), (E) OR (F) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE TRUSTEES FOR SUCH ISSUER (i) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN FORM AND SUBSTANCE, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.




                                     A1-2

Certificate Number:                Number of Convertible Preferred Securities:

-------------------                -----------------
                                   {ADD FOR GLOBAL CERTIFICATES: (as
                                   increased or decreased as set forth on
                                   Schedule A attached hereto}

CUSIP NO.
         --------


            Certificate Evidencing Convertible Preferred Securities

                                      of

                             INSIGNIA FINANCING I

                 6 1/2% Trust Convertible Preferred Securities
       (liquidation amount $50 per Trust Convertible Preferred Security)

     Insignia Financing I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of convertible preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 6 1/2% Trust Convertible Preferred Securities (liquidation amount $50 per Trust Convertible Preferred Security) (the "Convertible Preferred Securities"). The Convertible Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of November 1, 1996, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Convertible Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Convertible Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Convertible Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Convertible Preferred Securities as evidence of indirect beneficial ownership in the Debentures.




                                     A1-3

     Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Convertible Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Trust has caused this certificate to be executed.

                                               Insignia Financing I


                                               By:
                                                  ----------------------------
                                               Name:
                                               Title:    Regular Trustee





                    {FORM OF CERTIFICATE OF AUTHENTICATION}

               PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the Convertible Preferred Securities referred to in the within-mentioned Declaration.

Dated:
First Union National Bank of South Carolina, as Property Trustee



By:
   -------------------------
      Authorized Signatory




                                     A1-4

                         {FORM OF REVERSE OF SECURITY}


     Distributions payable on each Convertible Preferred Security will be fixed at a rate per annum of 6 1/2% (the "Coupon Rate") of the stated liquidation amount of $50 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months.

     Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from November 1, 1996 and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1996, which payment dates shall correspond to the interest payment dates on the Debentures, to Holders of record at the close of business on the regular record date for such distribution which shall be the close of business 15 days prior to the relevant payment date. The Debenture Issuer has the right under the Indenture, subject to certain conditions, to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") provided that no Extension Period shall last beyond the date of the maturity of the Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The Convertible Preferred Securities shall be redeemable as provided in the Declaration.

     The Convertible Preferred Securities shall be convertible into shares of Class A Common Stock of Insignia Financial Group, Inc. ("Insignia Common Stock"), through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Insignia Common Stock, in the manner and according to the terms set forth in the Declaration.



                                     A1-5

                              CONVERSION REQUEST


To: First Union National Bank of South Carolina as Property Trustee of
     Insignia Financing I

     The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Convertible Preferred Securities, or the portion below designated, into Class A Common Stock of Insignia Financial Group, Inc. (the "Insignia Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust, dated as of November 1, 1996 (as amended from time to time, the "Declaration"), by the Regular Trustees named therein, First Union Bank of Delaware, as Delaware Trustee, First Union National Bank of South Carolina, as Property Trustee, Insignia Financial Group, Inc., as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Convertible Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Convertible Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Convertible Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Insignia Common Stock (at the conversion rate specified in the terms of the Convertible Preferred Securities set forth as Annex I to the Declaration).



                                     A1-6

     The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:
     ------------, ----

in whole __                               in part __
                                          Number of Preferred Securities to be
                                          converted:
                                                   ------------------

                                          If a name or names other than the
                                          undersigned, please indicate in the
                                          spaces below the name or names in
                                          which the shares of Insignia Common
                                          Stock are to be issued, along with
                                          the address or addresses of such
                                          person or persons


                                ----------------------------------------------

                                ----------------------------------------------

                                ----------------------------------------------

                                ----------------------------------------------

                                ----------------------------------------------

                                ----------------------------------------------
                                  Signature (for conversion only)

                                      Please Print or Typewrite Name and
                                      Address, Including Zip Code, and
                                      Social Security or Other
                                      Identifying Number


                                ----------------------------------------------

                                ----------------------------------------------

                                ----------------------------------------------

                                ----------------------------------------------

                                ----------------------------------------------

                                ----------------------------------------------

                                Signature Guarantee:*
                                                      ------------------------

-------------

* (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                     A1-7

                             ---------------------

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Convertible Preferred Security Certificate to:
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
       (Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                   (Insert address and zip code of assignee)


and irrevocably appoints
------------------------------------------------------------------------------

------------------------------------------------------------------------------

-------------------------------------------------------------agent to transfer this Convertible Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     ---------------------------
Signature:
          ----------------------
(Sign exactly as your name appears on the other side of this Convertible Preferred Security Certificate)

Signature Guarantee**
                          ----------------------------------

                          ----------------------------------

** Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A1-8

           CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION
                           OF TRANSFER OF SECURITIES


RE:  6 1/2% Trust Convertible Preferred Securities of Insignia Financing I

     This Certificate relates to the exchange or registration for transfer of _______ (number) of Convertible Preferred Securities held in (check applicable box) _____ book-entry or ______ definitive form by ___________________ (the "Transferor"), prior to the Resale Restriction Termination Date (as defined in the legend on the face of this Certificate).

     The Transferor (check applicable box):

         o has requested the Registrar by written order to deliver, in exchange for its beneficial interest in a Global Preferred Security held by the Depositary, Convertible Preferred Securities in definitive registered form of authorized denominations and an aggregate number of Convertible Preferred Securities equal to its beneficial interest in such Global Preferred Security (or portion thereof as indicated above); or

         o has requested the Registrar by written order to exchange or register the transfer of such Convertible Preferred Securities.

     In connection with such request and in respect of all such Convertible Preferred Securities, the Transferor does hereby certify that Transferor is familiar with the Declaration relating to the above-captioned Convertible Preferred Securities and, as provided in Section 9.2 of such Declaration, the transfer of these Convertible Preferred Securities does not require registration under the Securities Act because (check applicable box):

         o Such Convertible Preferred Securities are being acquired for the Transferor's own account (in satisfaction of Section 9.2(a)(ii)(A) or Section 9.2(g)(i)(A) of the Declaration).

         o Such Convertible Preferred Securities are being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act) in reliance on Rule 144A (in satisfaction of Section 9.2(a)(ii)(B) or
Section 9.2(g)(i)(B) of the Declaration).

         o Such Convertible Preferred Securities are being transferred pursuant to an effective registration statement under the Securities Act (in satisfaction of Section 9.2(a)(ii)(C) or Section 9.2(g)(i)(C) of the Declaration).

         o Such Convertible Preferred Securities are being transferred in compliance with and in reliance on Rule 144 or Regulation S under the Securities Act, or to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act that is acquiring such Convertible Preferred Securities for its own account, or for the account of such an institutional accredited investor, not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act, or in reliance on another exemption from the registration requirements of the Securities Act





                                     A1-9

(other than Rule 144A) and (check if applicable) _____ an opinion of counsel to the effect that such transfer is in compliance with the Securities Act accompanies this Certificate (in satisfaction of Section 9.2(a)(ii)(C) or Section 9.2(g)(i)(C) of the Declaration).



                                                   ---------------------------
                                                   [INSERT NAME OF TRANSFEROR]



                                                   By:
                                                      ------------------------
         Date:
              --------------------





                                    A1-10

                     [TO BE ATTACHED TO GLOBAL SECURITIES]


                                  SCHEDULE A

     The original number of Convertible Preferred Securities represented by this Global Certificate shall be __________. The following increases or decreases in the number of Convertible Preferred Securities represented by this Global Certificate have been made:

              Amount of     Amount of                            Signature of
Date of       increase in   decrease in   Number of Securities   authorized
increase/     number of     number of     following such         officer of
decrease      Securities    Securities    increase/decrease      Trustee
---------     -----------   -----------   --------------------   -----------







                                    A1-11

                                  EXHIBIT A-2

                      FORM OF COMMON SECURITY CERTIFICATE

     THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.

     OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRRED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE INDENTURE) OF INSIGNIA FINANCIAL GROUP, INC.

Certificate Number:                          Number of Common Securities:

-------------                                ------------------




                   Certificate Evidencing Common Securities

                                      of

                             INSIGNIA FINANCING I

                  6 1/2% Trust Convertible Common Securities
                 (liquidation amount $50 per Common Security)

     Insignia Financing I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _________________ (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 6 1/2% Trust Convertible Common Securities (liquidation amount $50 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of November 1, 1996, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.




                                     A2-1

     Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

     By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

     IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ____________, 199__.

                                             Insignia Financing I


                                             By:
                                                 ----------------------------
                                                 Name:
                                                 Title: Regular Trustee



                                     A2-2

                         {FORM OF REVERSE OF SECURITY}

     Distributions payable on each Common Security will be fixed at a rate per annum of 6 1/2% (the "Coupon Rate") of the stated liquidation amount of $50 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months.

     Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from November 1, 1996 and will be payable quarterly in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1996, which payment dates shall correspond to the interest payment dates on the Debentures, to Holders of record at the close of business on the regular record date for such distribution which shall be the close of business on the Business Day next preceding such distribution payment date unless otherwise provided in the Declaration. The Debenture Issuer has the right under the Indenture, subject to certain conditions, to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period") provided that no Extension Period shall last beyond the date of maturity of the Debentures and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the date of maturity of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

     The Common Securities shall be redeemable as provided in the Declaration.

     The Common Securities shall be convertible into shares of Class A Common Stock of Insignia Financial Group, Inc. ("Insignia Common Stock"), through (i) the exchange of Common Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Insignia Common Stock, in the manner and according to the terms set forth in the Declaration.




                                     A2-3

                              CONVERSION REQUEST

To: First Union National Bank of South Carolina as Property Trustee of
     Insignia Financing I

     The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Class A Common Stock of Insignia Financial Group, Inc. (the "Insignia Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust, dated as of November 1, 1996 (as amended from time to time , the "Declaration"), by the Regular Trustees named therein, First Union Bank of Delaware, as Delaware Trustee, First Union National Bank of South Carolina, as Property Trustee, Insignia Financial Group, Inc., as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Insignia Common Stock (at the conversion rate specified in the terms of the Common Securities set forth as Annex I to the Declaration).

     The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:              ,
      ------------ -----

in whole __                                  in part __
                                             Number of Common Securities to be
                                             converted:
                                                        ----------------------




                                     A2-4

                                If a name or names other than the undersigned, please indicate in the spaces belowthe name or names in which the shares of Insignia Common Stock are to be issued, along with the address or addresses of such person or persons

                                ----------------------------------------------

                                ----------------------------------------------

                                ----------------------------------------------

                                ----------------------------------------------
                                Signature (for conversion only)

                                   Please Print or Typewrite Name and Address,
                                   Including Zip Code, and Social or Other
                                   Identifying Number

                                ----------------------------------------------

                                ----------------------------------------------

                                ----------------------------------------------

                                ----------------------------------------------

                                Signature Guarantee:*
                                                     -------------------------



------------------

* (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)





                                     A2-5

                             ---------------------

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints
                         -----------------------------------------------------

------------------------------------------------------------------------------

----------------------------------------agent to transfer this Common Security
Certificate on the books of the Trust. The agent may substitute another to act for him or her.
Date:
     ------------------

Signature:
          -------------
(Sign exactly as your name appears on the other side of this Common Security Certificate) Signature Guarantee**:
                                   -------------------------------------------
-----------------

** (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                   EXHIBIT B

                             SPECIMEN OF DEBENTURE

                   [(FORM OF FACE OF CONVERTIBLE DEBENTURE)]

     [IF THE DEBENTURE IS TO BE A GLOBAL DEBENTURE, INSERT THE FOLLOWING -- This Debenture is a Book Entry Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Debenture is exchangeable for Convertible Debentures registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Debenture (other than a transfer of this Debenture as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.

     Unless this Debenture is presented by an authorized representative of The Depositary Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Debenture issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depositary Trust Company and any payment hereon is made to Cede & Co. or such other person or entity so named by The Depositary Trust Company, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]


     THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES, AND AGREES FOR THE BENEFIT OF INSIGNIA FINANCIAL GROUP, INC. (THE "COMPANY") THAT:
(I) IT HAS ACQUIRED A "RESTRICTED SECURITY" THAT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF

SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSE (D), (E) OR (F) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE TRUSTEES FOR SUCH ISSUER (i) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN FORM AND SUBSTANCE, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

CUSIP No._____________________


Certificate No._______________                                 $_____________




                        INSIGNIA FINANCIAL GROUP, INC.

                   6 1/2% CONVERTIBLE SUBORDINATED DEBENTURE


     Insignia Financial Group, Inc., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________ or registered assigns, the principal sum of _____________ Dollars ($___________) {ADD FOR GLOBAL DEBENTURE OR DEBENTURE ORIGINALLY ISSUED TO PROPERTY TRUSTEE:
(as increased or decreased as indicated on Schedule A attached hereto)} on September 30, 2016, and to pay interest on said principal sum from November 1, 1996, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 31, June 30, September 30, and December 31 of each year commencing December 31, 1996, at the rate of 6 1/2% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Convertible Debenture is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof), be paid to the person in whose name this Convertible Debenture (or one or more Predecessor Debentures, as defined in said Indenture) is registered on the Regular Record Date for such interest installment which shall be the close of business on the date 15 days prior to such Interest Payment Date unless otherwise provided in the Indenture. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date and may be paid to the Person in whose name this Convertible Debenture (or one or more Predecessor Debentures) is registered at the close of business on a special record date to be fixed by the Trustee (referred to on the reverse hereof) for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Convertible Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Convertible Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Convertible Debenture shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Debenture Register. Notwithstanding the foregoing, so long as the Holder of this Convertible Debenture is the Property Trustee, the payment of the principal of (and premium, if any) and interest on this Convertible Debenture will be made at such place and to such account as may be designated by the Property Trustee.

     The indebtedness evidenced by this Convertible Debenture is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Convertible Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Convertible Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

     This Convertible Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

     The provisions of this Convertible Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.


                                          INSIGNIA FINANCIAL GROUP, INC.


                                           By:__________________________
                                              Name:
                                              Title:

Attest:


By:___________________________
   Name:
   Title:

                    [FORM OF CERTIFICATE OF AUTHENTICATION]

                         CERTIFICATE OF AUTHENTICATION


     This is one of the Debentures referred to in the within-mentioned
Indenture.


Dated:
      --------------------------------



First Union National Bank of South Carolina, as Trustee


By:
   ----------------------------------
   Authorized Signatory




                        [FORM OF REVERSE OF DEBENTURE]

     This Convertible Debenture is one of a duly authorized series of Debentures of the Company (herein sometimes referred to as the "Debentures"), specified in the Indenture, all issued or to be issued in one series under and pursuant to an Indenture (the "Indenture") dated as of November 1, 1996, duly executed and delivered between the Company and First Union National Bank of South Carolina, as Trustee (the "Trustee"), to which Indenture (which term shall include, collectively, any and all indentures supplemental thereto) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of Convertible Debentures. This series of Debentures is limited in aggregate principal amount as specified in the Indenture and is herein sometimes referred to as the "Convertible Debentures."

     Upon the occurrence and during the continuation of a Tax Event, in certain circumstances, this Convertible Debenture may become due and payable, in whole or in part, at the principal amount together with any interest accrued thereon, including Additional Payments (the "Special Redemption Price"). The Special Redemption Price shall be paid prior to 12:00 noon, New York time, on the date of such redemption or at such earlier time as the Company determines.

     In addition, the Company shall have the right to redeem this Convertible Debenture at the option of the Company, upon not less than 20 nor more than 60 days' notice, in whole or in part at any time on or after November 1, 1999 (an "Optional Redemption") at the following prices (expressed as percentages of the principal amount of the Convertible Debentures) (the "Optional Redemption Price") together with accrued and unpaid interest, including Additional Payments, if any, to, but excluding, the redemption date, if redeemed during the 12-month period beginning September 30 (or, in the case of 1999, the period beginning November 1):

                 Year                Redemption Price
                 ----                ----------------

                  1999                     102.0%
                  2000                     101.0%

                  2001 and thereafter      100.0%

     If Convertible Debentures are redeemed on any March 31, June 30, September 30, or December 31, accrued and unpaid interest shall be payable to Holders of record on the relevant record date, instead of the Holders on the Redemption Date.

     So long as the corresponding Convertible Preferred Securities are outstanding, the proceeds from the redemption of any of the Convertible Debentures will be used to redeem Convertible Preferred Securities.

     If the Convertible Debentures are only partially redeemed by the Company pursuant to an Optional Redemption, the Convertible Debentures will be redeemed on a pro rata basis, in portions equal to $50 (or any integral multiple thereof) of the principal amount of Convertible Debentures.

     In the event of redemption of this Convertible Debenture in part only, a new Convertible Debenture or Convertible Debentures for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Convertible Debentures and all interest accrued thereon (including any Additional Payments) may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Debentures affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Debentures; provided, however, that no such supplemental indenture shall (a) change the fixed maturity of any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or make any change that adversely affects the right to convert any Debenture or make any change in the subordination provisions that adversely affects the rights of any Holders of any Debenture, without the consent of the Holder of each Debenture so affected, or (b) reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Debenture then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Debentures at the time outstanding, on behalf of all of the Holders of the Debentures, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any Debentures or a default with respect to certain covenants concerning the Insignia Trust more fully set forth in the Indenture or a default in respect of any provision in the Indenture that cannot be modified without the consent of the Holders of all Debentures affected thereby. Any such consent or waiver by the registered Holder of this Convertible Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Convertible Debenture and of any Convertible Debenture issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Convertible Debenture.

     No reference herein to the Indenture and no provision of this Convertible Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Convertible Debenture at the time and place and at the rate and in the money herein prescribed.

     As long as an Event of Default shall not have occurred and be continuing and certain other conditions have been satisfied, the Company shall have the right at any time during the term of the Convertible Debentures and from time to time to extend the interest payment period of such Convertible Debentures for up to 20 consecutive quarters (an "Extended Interest Payment Period"), at the end of which period the Company shall pay all interest (including Additional Payments) then accrued and unpaid (together with interest thereon at the rate specified for the Convertible Debentures to the extent that payment of such interest is enforceable under applicable law) to the Holders as they appear on the transfer records of the Company as of the first Regular Record Date after the Extended Interest Payment Period. Before the termination of any such Extended Interest Payment Period, the Company may further extend such Extended Interest Payment Period, provided that such Extended Interest Payment Period together with all such further extensions thereof shall not exceed 20 consecutive quarters. At the termination of any such Extended Interest Payment Period and upon the payment of all accrued and unpaid interest (including all Additional Payments) then due, the Company may commence a new Extended Interest Payment Period.

     As provided in the Indenture and subject to certain limitations therein set forth, this Convertible Debenture is transferable by the registered Holder hereof on the Debenture Register of the Company, upon surrender of this Convertible Debenture for registration of transfer at the office or agency of the Trustee in Columbia, South Carolina accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Convertible Debentures of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Convertible Debenture, the Company, the Trustee, any paying agent and the Debenture Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Convertible Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other
than the Debenture Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Debenture Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of or the interest on this Convertible Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Holder of any Convertible Debenture has the right, exercisable at any time beginning December 31, 1996 and prior to the close of business (New York time) on September 30, 2016 (or, in the case of a Convertible Debenture called for redemption, prior to the close of business on the Business Day prior to the corresponding redemption date), to convert the principal amount thereof (or any portion thereof that is an integral multiple of $50) into shares of Common Stock at the initial conversion rate of 1.8868 shares of Common Stock for each $50 in aggregate principal amount of Convertible Debenture (equivalent to a Conversion Price of $26.50 per share of Common Stock), subject to adjustment under certain circumstances.

     To convert a Convertible Debenture, a Holder must (a) complete and sign a conversion notice substantially in the form attached hereto, (b) surrender the Convertible Debenture to the Conversion Agent, (c) furnish appropriate endorsements or transfer documents if required by the Conversion Agent and (d) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest (including Additional Payments) or dividends, but if any Holder surrenders a Convertible Debenture for conversion on or after the Regular Record Date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of such Convertible Debenture on such Regular Record Date. The number of shares issuable upon conversion of a Convertible Debenture is determined by dividing the principal amount of the Convertible Debentures converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The outstanding principal amount of any Convertible Debenture shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock.

     The Convertible Debentures are issuable only in registered form without Coupons in denominations of $50 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Convertible Debentures are exchangeable for a like aggregate principal amount of Convertible Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

     All terms used in this Convertible Debenture that are not defined herein but are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE CONVERTIBLE DEBENTURES WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                         [FORM OF ELECTION TO CONVERT]
                              ELECTION TO CONVERT


To:  Insignia Financial Group, Inc.

     The undersigned owner of this Convertible Debenture hereby irrevocably exercises the option to convert this Convertible Debenture, or the portion below designated, into Class A Common Stock of INSIGNIA FINANCIAL GROUP, INC. in accordance with the terms of the Indenture referred to in this Convertible Debenture, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Date:                ,
     ------------ ----
         in whole             in part
                  ----                ----
                              Portion of Convertible Debenture to be converted
                              ($50 or integral multiples thereof):

                             $
                             ------------------------

                             Signature (for conversion only)

                             Please Print or Typewrite Name and Address,
                             Including Zip Code, and Social Security or Other
                              Identifying Number


                             -------------------------------------------------

                             -------------------------------------------------

                             -------------------------------------------------

                             -------------------------------------------------

                           Signature Guarantee: (1)
                                                     -------------------------

(1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Convertible Debenture to:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


(Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


(Insert address and zip code of assignee)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


and irrevocably appoints
                        -----------------------------------------------------
agent to transfer this Convertible Debenture on the books of the Company. The agent may substitute another to act for him or her.

Date:
      -------------------------

Signature:
          ---------------------

(Sign exactly as your name appears on the other side of this Convertible Debenture)

Signature Guarantee(2):
                       -----------------------------

(2) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Debenture Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

               [TO BE ATTACHED TO GLOBAL DEBENTURE OR DEBENTURE
                    ORIGINALLY ISSUED TO PROPERTY TRUSTEE]


                                                                    SCHEDULE A

     The original principal amount of this Debenture shall be $__________. The following increases or decreases in the principal amount of this Debenture have been made:



                                                                    Signature of
                                                                    authorized
Date of    Amount of         Amount of         Principal amount of  officer of
increase/  increase in       decrease in       Debenture following  Trustee or
decrease   principal amount  principal amount  increase/decrease    Custodian
--------   ----------------  ----------------  -----------------    ---------

                                   EXHIBIT C

                              PURCHASE AGREEMENT

                2,600,000 Trust Convertible Preferred Securities
                              INSIGNIA FINANCING I

                 6 1/2% Trust Convertible Preferred Securities
          (Liquidation Amount $50 per Convertible Preferred Security)

                               PURCHASE AGREEMENT

                                                               October 29, 1996


LEHMAN BROTHERS INC.
DILLON, READ & CO. INC.
GOLDMAN, SACHS & CO.
A.G. EDWARDS & SONS, INC.
As Initial Purchasers,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

Dear Sirs:

         Insignia Financing I, a special purpose statutory business trust created under the laws of the State of Delaware (the "Trust"), proposes to issue and sell to you (the "Initial Purchasers") an aggregate of 2,600,000 of its 6 1/2% trust convertible preferred securities, liquidation amount $50 per trust convertible preferred security (the "Firm Securities"). In addition, the Trust proposes to grant to the Initial Purchasers an option to purchase up to an additional 390,000 of its 6 1/2% trust convertible preferred securities, liquidation amount $50 per trust convertible preferred security, on the terms and for the purposes set forth in Section 3 (the "Option Securities"). The Firm Securities and the Option Securities, if purchased, are hereinafter collectively called the "Convertible Preferred Securities."

         It is understood that the Initial Purchasers will resell the Convertible Preferred Securities only inside the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and to institutional "accredited investors," within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, and outside the United States to certain persons in reliance on Regulation S under the Securities Act ("Regulation S").

         The Convertible Preferred Securities will be guaranteed by Insignia Financial Group, Inc., a Delaware corporation ("Insignia"), to the extent described in a Convertible Preferred Securities Guarantee Agreement (the "Guarantee") and will be convertible into shares of Class A common stock, par value $.01 per share, of Insignia (the "Common Stock"). Insignia will also be the holder of one hundred percent of the common securities (the "Common Securities" and, together with the Convertible Preferred Securities, the "Trust Securities"), representing common undivided beneficial interests in the assets of the Trust. The Trust has been created under Delaware law pursuant to a Declaration of Trust dated as of October 4, 1996, executed by the then trustees of the Trust. The Trust's purpose will be defined in an Amended and Restated Declaration of Trust (the "Declaration"), to be executed by Insignia, as sponsor, and the Insignia Trustees (as hereinafter defined). The Trust will use the proceeds from the sale of the Convertible Preferred Securities to purchase from Insignia 6 1/2% Convertible Subordinated Debentures due September 30, 2016 in an aggregate principal amount equal to the aggregate liquidation amount of the Trust Securities (the "Convertible Subordinated Debt Securities") to be issued under an Indenture (the "Indenture") between Insignia and First Union National Bank of South Carolina, as Trustee (the "Debt Trustee"). Insignia will directly or indirectly acquire all of the Common Securities in an aggregate liquidation amount equal to approximately 3% of the total capital of the Trust.

         Pursuant to the Declaration, the number of Trustees of the Trust (the "Insignia Trustees") will initially be five. Three of the Insignia Trustees (the "Regular Trustees") will be persons who are employees or officers of, or affiliated with, Insignia. A fourth trustee will be a financial institution unaffiliated with Insignia (the "Institutional Trustee") that will serve as the property trustee (the "Property Trustee") under the Declaration and as the indenture trustee under the Guarantee (the "Guarantee Trustee"). The fifth trustee will be a financial institution or an affiliate thereof that maintains a principal place of business or residence in the State of Delaware (the "Delaware Trustee").

         The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company will file a registration statement (the "Shelf Registration Statement") with the Securities and Exchange Commission registering (i) the Convertible Preferred Securities, (ii) the Convertible Subordinated Debt Securities, and (iii) the shares of Common Stock initially issuable upon the conversion of the Convertible Subordinated Debt Securities and the Convertible Preferred Securities (the "Conversion Shares") under the Securities Act.

         This is to confirm the agreement concerning the purchase of the Convertible Preferred Securities from the Trust by the Initial Purchasers.

     1. Representations, Warranties and Agreements of the Trust and Insignia. Each of the Trust and Insignia jointly and severally represent and warrant to, and agree with, the Initial Purchasers that:

                  (a) Insignia confirms that it has prepared an Offering Memorandum dated the date hereof (the "Offering Memorandum") and authorizes the Initial Purchasers to distribute copies thereof in connection with the offering and resale of the Convertible Preferred Securities as provided herein. Insignia also confirms that it has prepared a Preliminary Offering Memorandum dated October 16, 1996 (the "Preliminary Offering Memorandum") and has authorized the Initial Purchasers to distribute copies thereof in connection with the offering and resale of the Convertible Preferred Securities as provided herein. Documents filed by Insignia under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or prior to the date of the Offering Memorandum and any documents filed by Insignia under the Exchange Act after the date of the Offering Memorandum and prior to the completion of the offering and the initial resale of the Convertible Preferred Securities ("Exchange Act Reports"), in each case that are incorporated or deemed incorporated by reference in the Offering Memorandum, when they were or are filed with the Securities and Exchange Commission (the "Commission"), conformed or will conform, as the case may be, in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Preliminary Offering Memorandum, Offering Memorandum and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in the Preliminary Offering Memorandum or the Offering Memorandum based upon written information furnished to Insignia by the Initial Purchasers through Lehman Brothers Inc. specifically for use therein.

         For purposes of this Agreement, "Rules and Regulations" means the rules and regulations of the Commission under the Securities Act and the Exchange Act, as the context requires. Reference made herein to any Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents incorporated by reference therein as of the date of such Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and any reference to any amendment or supplement to any Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any documents filed under the Exchange Act after the date of such Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and incorporated by reference in such Preliminary Offering Memorandum or the Offering Memorandum.

                  (b) Each of Insignia and each of Insignia Management Corporation, Insignia Mortgage and Investment Company, Inc., IFGP Corporation, Insignia Commercial Group, Inc., Insignia Management Services - New York, Inc., Insignia Management Group, L.P., Compleat Resource Group, Inc., Insignia Properties Corporation, Insignia NPI, LLC and Edward S. Gordon Company, Incorporated, subsidiaries of Insignia (as defined in Section 15) (collectively, the "Principal Subsidiaries") has been duly incorporated or organized and is validly existing as a corporation, partnership or limited liability company ("LLC"), as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, is duly qualified to do business and in good standing as a foreign corporation, partnership or LLC, as the case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent the failure to be so qualified would not have a material adverse effect on Insignia and its subsidiaries taken as a whole, and has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged; and none of the subsidiaries of Insignia (other than the Principal Subsidiaries) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

                  (c) Insignia has an authorized capitalization as set forth in the Offering Memorandum, and all of the issued shares of capital stock of Insignia have been duly and validly authorized and issued, are fully paid and non-assessable, and conform to all descriptions thereof contained in the Offering Memorandum. There are no outstanding options, warrants or other rights (preemptive or otherwise) to acquire capital stock of Insignia and no shares of capital stock of Insignia reserved for future issuance except as disclosed in the Offering Memorandum. All of the issued shares of capital stock of each Principal Subsidiary which is a corporation have been duly and validly authorized and issued and are fully paid and non-assessable, all of the partnership or membership interests of each Principal Subsidiary which is a partnership or LLC have been duly and validly authorized and issued, and all of the shares of capital stock or partnership or membership interests in any subsidiary (except as set forth in the Offering Memorandum) are owned directly or indirectly by Insignia, free and clear of all liens, encumbrances, equities or claims (provided, however, that in the cases where Insignia or a subsidiary is the general partner of a limited partnership or the managing member of an LLC and holds less than a majority equity interest in such partnership or LLC, to the extent that the term "subsidiary" is deemed to include such a partnership or LLC, the immediately foregoing representation regarding ownership and liens shall apply only to such partnership or membership interests owned by Insignia, directly or indirectly, and not the entire partnership or LLC), and no options, warrants or other rights to acquire such capital stock or partnership or membership interests are outstanding (other than any restriction on transfer of any partnership or membership interest contained in the relevant partnership or organizational agreement).

                  (d) Each of Insignia and the Trust has full legal right, power and authority to execute, deliver and perform this Agreement and to consummate the transactions provided for herein; and this Agreement has been duly and validly authorized, executed and delivered by each of the Trust and Insignia. This Agreement, assuming it is a binding agreement of each other party thereto, constitutes a legal, valid and binding agreement of the Trust and of Insignia, enforceable against the Trust and Insignia in accordance with its terms (except as such enforceability may be limited by the provisions of Article 9 of the certificate of incorporation of Insignia regarding arrangements with creditors, applicable bankruptcy, insolvency, reorganization, or other similar laws relating to creditors' rights generally, and general equitable principles relating to the availability of remedies, and as rights to indemnity or contribution may be limited by state or federal securities laws and the public policy underlying such laws). The execution, delivery and performance of this Agreement by the Trust and Insignia and the consummation by each of them of the transactions contemplated hereby, and the application of the net proceeds of the offering in the manner set forth in the Offering Memorandum, do not and will not, and the conduct of the business of Insignia and the affairs of the Trust as described in the Offering Memorandum does not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or result in acceleration of any obligation, termination of any right or creation of any lien or encumbrance) under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust, Insignia or any Principal Subsidiary is bound or to which any of the property or assets of the Trust, Insignia or any Principal Subsidiary is subject, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust, Insignia or any Principal Subsidiary or any of their properties or assets, except any such conflict, violation or default which does not and would not be reasonably likely to have a material adverse effect on the Trust, Insignia and its subsidiaries taken as a whole, and such actions do not and will not result in any violation of the provisions of the charter, by-laws, certificate of limited partnership and partnership agreement, operating agreement, articles of organization or other organizational documents, as applicable (collectively, "organizational documents"), of the Trust, Insignia or any Principal Subsidiary; and except for such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Convertible Preferred Securities by the Initial Purchasers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Trust or Insignia.

                  (e) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, is a "grantor trust" for federal income tax purposes under existing law, has the business trust power and authority to conduct its affairs as presently conducted and as described in the Offering Memorandum, and is not required to be authorized to do business in any other jurisdiction.

                  (f) The Indenture has been duly authorized by Insignia and, upon execution and delivery thereof by Insignia, and assuming due authorization, execution and delivery thereof by the Indenture Trustee, will be, as of the Closing Date (as hereinafter defined), a valid and legally binding obligation of Insignia, enforceable against Insignia in accordance with its terms (except as such enforceability may be limited by the provisions of Article 9 of the certificate of incorporation of Insignia regarding arrangements with creditors, applicable bankruptcy, insolvency, reorganization, or other similar laws relating to creditors' rights generally, and general equitable principles relating to the availability of remedies, and as rights to indemnity or contribution may be limited by state or federal securities laws and the public policy underlying such laws).

                  (g) The Declaration has been duly authorized by Insignia and, upon execution and delivery thereof by Insignia, and assuming due authorization, execution and delivery thereof by the Insignia Trustees, will be, as of the Closing Date (as hereinafter defined), a valid and legally binding obligation of Insignia and the Regular Trustees, enforceable against Insignia and the Regular Trustees in accordance with its terms (except as such enforceability may be limited by the provisions of Article 9 of the certificate of incorporation of Insignia regarding arrangements with creditors, applicable bankruptcy, insolvency, reorganization, or other similar laws relating to creditors' rights generally, and general equitable principles relating to the availability of remedies, and as rights to indemnity or contribution may be limited by state or federal securities laws and the public policy underlying such laws).

                  (h) The Guarantee has been duly authorized by Insignia and, upon execution and delivery thereof by Insignia, and assuming due authorization, execution and delivery thereof by the Guarantee Trustee, will be, as of the Closing Date (as hereinafter defined), a valid and legally binding obligation of Insignia, enforceable against Insignia in accordance with its terms (except as such enforceability may be limited by the provisions of Article 9 of the certificate of incorporation of Insignia regarding arrangements with creditors, applicable bankruptcy, insolvency, reorganization, or other similar laws relating to creditors' rights generally, and general equitable principles relating to the availability of remedies, and as rights to indemnity or contribution may be limited by state or federal securities laws and the public policy underlying such laws).

                  (i) The Registration Rights Agreement has been duly authorized by Insignia and, upon execution and delivery thereof by Insignia, and assuming due authorization, execution and delivery thereof by the Initial Purchasers, will be, as of the Closing Date (as hereinafter defined), a valid and legally binding obligation of Insignia, enforceable against Insignia in accordance with its terms (except as such enforceability may be limited by the provisions of Article 9 of the certificate of incorporation of Insignia regarding arrangements with creditors, applicable bankruptcy, insolvency, reorganization, or other similar laws relating to creditors' rights generally, and general equitable principles relating to the availability of remedies, and as rights to indemnity or contribution may be limited by state or federal securities laws and the public policy underlying such laws).

                  (j) The Subordinated Convertible Debt Securities have been duly authorized and, when executed by Insignia, authenticated by the Indenture Trustee, issued in accordance with the Indenture and delivered to the Trust against payment therefor as described in the Offering Memorandum, will constitute valid and legally binding obligations of Insignia, enforceable against Insignia in accordance with their terms (except as such enforceability may be limited by the provisions of Article 9 of the certificate of incorporation of Insignia regarding arrangements with creditors, applicable bankruptcy, insolvency, reorganization, or other similar laws relating to creditors' rights generally, and general equitable principles relating to the availability of remedies, and as rights to indemnity or contribution may be limited by state or federal securities laws and the public policy underlying such laws).

                  (k) The Convertible Preferred Securities have been duly authorized by the Declaration and, when executed by the Trust and authenticated by the Institutional Trustee in accordance with the Declaration and delivered to you against payment therefor in accordance with the terms hereof, will be validly issued and will be fully paid and non-assessable undivided interests in the assets of the Trust, and the issuance of such Convertible Preferred Securities is not subject to any preemptive or similar rights. Holders of the Convertible Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit under the General Corporation Law of the State of Delaware. The Trust Common Securities to be issued to Insignia will be authorized by the Declaration and, when executed in accordance with the terms of the Declaration and delivered to Insignia against payment therefor as described in the Offering

         Memorandum, will represent validly issued undivided beneficial interests in the assets of the Trust.

                  (l) The Convertible Preferred Securities, the Convertible Subordinated Debt Securities, the Declaration, the Indenture, the Guarantee and the Registration Rights Agreement conform to the descriptions thereof contained in the Offering Memorandum.

                  (m) The execution and delivery by Insignia of, and the performance by Insignia of its obligations under the Declaration, the Guarantee, the Indenture and the Registration Rights Agreement, the issuance and sale of the Convertible Subordinated Debt Securities, and the conversion of the Convertible Subordinated Debt Securities into shares of Common Stock, will not contravene any provision of applicable law, the Declaration, the certificate of incorporation or bylaws of Insignia or any agreement or other instrument binding upon Insignia or any of its subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Insignia or any subsidiary, except such contraventions as would not in the aggregate have a material adverse effect on Insignia and its subsidiaries, taken as a whole.

                  (n) The issuance and sale of the Convertible Preferred Stock by the Trust will not contravene any provision of applicable law, the Declaration, or any agreement or other instrument binding upon the Trust, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Trust, except such contraventions as would not in the aggregate have a material adverse effect on the Trust.

                  (o) The Conversion Shares have been duly authorized and validly reserved for issuance upon conversion of the Convertible Subordinated Debt Securities by all necessary corporate action of Insignia and, when issued upon such conversion, will be validly issued, fully paid and nonassessable. The issuance of the Conversion Shares will not be subject to any preemptive or similar rights.

                  (p) Except as disclosed in the Offering Memorandum, there are no contracts, agreements or understandings between the Trust or Insignia and any person granting such person the right (other than rights which have been waived or satisfied) to require the Trust or Insignia to file a registration statement under the Securities Act with respect to any securities of the Trust or Insignia owned or to be owned by such person or to require the Trust or Insignia to include such securities in the securities being registered pursuant to any other registration statement filed by the Trust or Insignia under the Securities Act.

                  (q) Insignia and its subsidiaries, taken as a whole, have not sustained, since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum, except for any loss or interference which does not and would not be reasonably likely to have a material adverse effect on the Insignia and its subsidiaries taken as a whole; and since such date, there has not been any material change in the rights or terms of the capital stock or long-term debt of Insignia, the Trust or any Principal Subsidiary or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial condition, stockholders' equity or results of operations of Insignia and its subsidiaries taken as a whole, otherwise than as set forth in the Offering Memorandum.

                  (r) The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Offering Memorandum present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial information and data included or incorporated by reference in the Offering Memorandum present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements included or incorporated by reference in the Offering Memorandum and the books and records of the respective entities presented therein. Pro forma financial information included or incorporated by reference in the Offering Memorandum has been prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified.

                  (s) Ernst & Young LLP, Coopers & Lybrand LLP and Imowitz Koenig & Co., LLP, who have certified certain financial statements of Insignia or of businesses acquired by Insignia, as applicable, and whose reports appear in the Offering Memorandum or are incorporated by reference therein, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                  (t) Insignia and its subsidiaries, taken as a whole, have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in or incorporated by reference in the Offering Memorandum or such as do not and would not be reasonably likely in the aggregate to have a material adverse effect on Insignia and its subsidiaries taken as a whole; and all real property and buildings held under lease by Insignia and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as do not and would not be reasonably likely in the aggregate to have a material adverse effect on Insignia and its subsidiaries taken as a whole. Insignia and its subsidiaries own or lease all such material properties as are necessary to their operations as now conducted and as proposed to be conducted; and the properties and businesses of Insignia and its subsidiaries conform in all material respects to all descriptions thereof contained in the Offering Memorandum and the documents incorporated by reference therein.

                  (u) Insignia and its subsidiaries, taken as a whole, carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of the businesses and the value of the properties of Insignia and its subsidiaries taken as a whole and as is customary for companies engaged in similar businesses in similar industries.

                  (v) Insignia and its subsidiaries, taken as a whole, own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of the business of Insignia and its subsidiaries, taken as a whole, and have no reason to believe that the conduct of such businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

                  (w) There are no legal or governmental proceedings pending to which Insignia or any of its subsidiaries is a party or of which any property or assets of Insignia or any of its subsidiaries is the subject which, if determined adversely to Insignia or any of its subsidiaries, have or would be reasonably likely to have a material adverse effect on the consolidated financial condition, stockholders' equity, results of operations, or business of Insignia and its subsidiaries taken as a whole, except as disclosed in the Offering Memorandum; and to the best of Insignia's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others, except as disclosed in the Offering Memorandum. All summaries or descriptions of legal or governmental proceedings or contingencies in the Offering Memorandum are accurate in all material respects with respect to such matters.

                  (x) All summaries or descriptions of contracts and other documents described in or incorporated by reference in the Offering Memorandum are accurate in all material respects with respect to such matters.

                  (y) No labor disturbance by the employees of Insignia or any of its subsidiaries exists or, to the knowledge of Insignia, is imminent which might be expected to have a material adverse effect on the consolidated financial condition, stockholders' equity, results of operations or business of Insignia and its subsidiaries taken as a whole.

                  (z) Insignia is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which Insignia would have any liability; Insignia has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which Insignia would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (aa) Since its inception, Insignia has incurred no material liability arising under or as a result of any legal or governmental proceeding, either actual or threatened, alleging any violation of the provisions of the Securities Act or the Rules and Regulations. Insignia has not distributed and, prior to the completion of the distribution of the Convertible Preferred Securities, will not distribute any offering material in connection with the offering and sale of the Convertible Preferred Securities other than the Offering Memorandum or the Preliminary Offering Memorandum, or other materials, if any, permitted by the Securities Act. Neither Insignia nor any of its officers, directors or controlling persons or, to Insignia's knowledge, affiliates (within the meaning of the Rules and Regulation) has taken or will take, directly or indirectly, any action resulting in a violation of Rule 10b-6 under the Exchange Act or designed to stabilize or manipulate the price of any security of Insignia or of the Trust, or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of any security of Insignia or of the Trust, to facilitate the sale or resale of the Convertible Preferred Securities or otherwise.

                  (bb) Each of Insignia and the Trust has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Trust or Insignia or any of Insignia's subsidiaries which has had (nor does Insignia have any knowledge of any tax deficiency which, if determined adversely to the Trust, Insignia or any of Insignia's subsidiaries, might have) a material adverse effect on the consolidated financial condition, stockholders' equity, results of operations, business or prospects of Insignia and its subsidiaries taken as a whole.

                  (cc) Since the date as of which information is given in the Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, neither of the Trust or Insignia has (i) issued or granted any securities or rights to acquire any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, or incurred any long-term debt or other material indebtedness, (iii) entered into any transaction or acquisition not in the ordinary course of business or
         (iv) declared or paid any dividend on its capital stock.

                  (dd) Each of Insignia and the Trust (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in accordance with generally accepted accounting principles, and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to the differences.

                  (ee) Neither the Trust nor Insignia nor any of Insignia's subsidiaries (i) is in violation of its organizational documents,
         (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, or (iv) has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, or the business proposed to be conducted by it, as described in the Offering Memorandum, in each case other than matters which do not and would not be reasonably likely to have a material adverse effect on Insignia and its subsidiaries, taken as a whole.

                  (ff) Except as disclosed in, incorporated by reference in, or contemplated by the Offering Memorandum, (i) there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by Insignia or any of its subsidiaries (or, to the knowledge of the Insignia, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by Insignia or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which does not and would not be reasonably likely to have, singly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial condition, stockholders' equity or results of operations of Insignia and its subsidiaries taken as a whole; and
         (ii) there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind (an "environmental discharge") onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by Insignia or any of its subsidiaries or with respect to which Insignia or any of its subsidiaries have knowledge, except for any such environmental discharge which does not and would not be reasonably likely to have, singly or in the aggregate with all such environmental discharges, a material adverse effect on the general affairs, management, financial condition, stockholders' equity or results of operations of Insignia and its subsidiaries taken as a whole; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  (gg) Neither of the Trust, Insignia nor any subsidiary of Insignia is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                  (hh) No Principal Subsidiary is currently prohibited, directly or indirectly, under its organizational documents or any indenture, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, from paying any dividends to Insignia, from making any other distribution on such Principal Subsidiary's capital stock, from repaying to Insignia any loans or advances to such Principal Subsidiary from Insignia or transferring any of such Principal Subsidiary's property or assets to Insignia or any other subsidiary of Insignia, except as described in, incorporated by reference in, or contemplated by the Offering Memorandum.

                  (ii) Metropolitan Asset Enhancement, L.P. ("MAE") has been duly organized and is validly existing as a partnership in good standing under the laws of its jurisdiction of organization, is duly qualified to do business and is in good standing as a foreign partnership in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. The partnership interest of Insignia in MAE has been duly and validly authorized and issued, conforms to all descriptions thereof contained in the Offering Memorandum and (except as set forth in the Offering Memorandum) is owned by Insignia, free and clear of all liens, encumbrances, equities or claims (other than any restrictions on transfer of such interest contained in the partnership agreement of
         MAE). All descriptions of MAE, the partnership interest of Insignia in MAE, and the agreements and understandings involving MAE and Insignia described in or incorporated by reference in the Offering Memorandum are accurate in all material respects with respect to such matters. The contracts and agreements between MAE and Insignia described in or incorporated by reference in the Offering Memorandum have been duly and validly authorized, executed and delivered by the parties thereto, and are valid and binding agreements of such parties, enforceable in accordance with their terms.

                  (jj) All descriptions of matters relating to companies or assets acquired by Insignia or MAE, or any of Insignia's subsidiaries, including, without limitation, descriptions regarding Edward S. Gordon Company Incorporated, Paragon Group Property Services, Inc. and National Properties Investors, Inc. or any of their respective affiliates described in or incorporated by reference in the Offering Memorandum are accurate in all material respects with respect to such matters. To the best knowledge of Insignia, except as set forth in, incorporated by reference in, or contemplated by the Offering Memorandum, there is no claim or cause of action, whether asserted or unasserted, which the sellers of such companies or assets or their affiliates or creditors, have or may have against Insignia, MAE, or their respective subsidiaries or other affiliates or any property held by any of them, which, if determined adversely to Insignia, MAE, or their respective subsidiaries or other affiliates, would have a material adverse effect on the consolidated financial condition, stockholders' equity, results of operations, business or prospects of Insignia (together with its subsidiaries) or MAE (together with its subsidiaries).

                  (kk) Neither Insignia nor any of its affiliates (as defined in Rule 501(b) under Regulation D under the Securities Act), nor any person acting on its or their behalf has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in Section 2(1) under the Securities Act) which is or will be subject to integration with the Convertible Preferred Securities in a manner that would require the registration of the Convertible Preferred Securities under the Securities Act. It is understood that for purposes of the representations made in this Section 1(kk), the Initial Purchasers and any persons acting on their behalf shall not be deemed to be persons acting on behalf of the Trust or Insignia.

                  (ll) No securities of the same class, within the meaning of Rule 144A(d)(3) under the Securities Act, as the Convertible Preferred Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  (mm) Neither the Trust, Insignia, nor any of their affiliates, nor any person acting on their behalf, has offered or sold any Convertible Preferred Securities or similar securities of the Trust by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act which would cause the exemptions afforded by Section 4(2), Rule 144A and Regulation S of the Securities Act to cease to be applicable to the offering and resale of any of the Convertible Preferred Securities. Neither the Trust nor Insignia, nor any of their affiliates, nor any person acting on their behalf, has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Convertible Preferred Securities, and the Trust, Insignia, their affiliates and all persons acting on their behalf have complied and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Convertible Preferred Securities outside of the United States. It is understood that for purposes of the representations made in this Section 1(mm), the Initial Purchasers and any persons acting on their behalf shall not be deemed to be persons acting on behalf of the Trust or Insignia.

                  (nn) Neither the Trust nor Insignia has taken or will take, directly or indirectly, any action prohibited by Rule 10b-6 or Rule 10b-7 under the Exchange Act in connection with the offering of any of the Convertible Preferred Securities.

                  (oo) Assuming (i) the accuracy of the representations and warranties of the Initial Purchasers in Section 2 hereof, (ii) the due performance by the Initial Purchasers of the covenants and agreements set forth in Section 2 hereof, and (iii) the accuracy of the representations and warranties made in accordance with this Agreement and the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell Convertible Preferred Securities, it is not necessary in connection with the offer, sale and delivery of the Convertible Preferred Securities to the Initial Purchasers or in connection with the initial resale of the Convertible Preferred Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum to (A) register the Convertible Preferred Securities under the Securities Act or (B) qualify the Declaration, in respect of the Convertible Preferred Securities, or the Indenture, in respect of the Convertible Subordinated Debt Securities, under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (pp) Insignia is subject to the reporting requirements of
        Section 13 or Section 15(d) of the Exchange Act.

         2. Representations, Warranties and Agreements of the Several Initial Purchasers. Each of the several Initial Purchasers represents, warrants and agrees as follows:

                  (a) Each Initial Purchaser severally represents and warrants that it is a "qualified institutional buyer" within the meaning of Rule 144A and that it will offer the Convertible Preferred Securities for resale only upon the terms and conditions set forth in this Agreement and in the Offering Memorandum.

                  (b) The Initial Purchasers severally acknowledge that they are purchasing the Convertible Preferred Securities pursuant to a private sale exemption from registration under the Securities Act, and that the Convertible Preferred Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act. Each Initial Purchaser severally represents, warrants and agrees that it has offered the Convertible Preferred Securities, and will offer and sell the Convertible Preferred Securities, only (i) inside the United States to persons whom the Initial Purchaser reasonably believes to be (A) "qualified institutional buyers" in accordance with Rule 144A and (B) Institutional Accredited Investors (as hereinafter defined) in accordance with Section 2(c) herein; or (ii) outside the United States in accordance with Regulation S. Each Initial Purchaser severally represents, warrants and agrees that neither it nor its affiliates nor any person acting on its or their behalf, has engaged or will engage in any directed selling efforts in the United States within the meaning of Regulation S with respect to the Convertible Preferred Securities, and such Initial Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Convertible Preferred Securities outside of the United States. Each Initial Purchaser severally agrees, with respect to resales made in reliance on Regulation S, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice substantially to the following effect:

                           "The Convertible Preferred Securities covered hereby and the Conversion Shares issuable upon conversion hereof have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution thereof at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the latest closing date, except in either case in accordance with Regulation S under the Securities Act. Terms used above have the meaning given them by Regulation S."

                  (c) It is understood and agreed that in addition to offering and selling Convertible Preferred Securities to persons referred to in clauses (i)(A) and (ii) of Section 2(b) the Initial Purchasers have offered, or may offer and sell, Convertible Preferred Securities having a minimum purchase price of $250,000 to institutions each of which is reasonably believed by the applicable Initial Purchaser to be an "accredited investor" within the meaning of Rule 501(a)(1),
         (2), (3) or (7) under the Securities Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (each an "Institutional Accredited Investor"); provided, however, that each such Institutional Accredited Investor executes and delivers to such Initial Purchaser and the Trust, prior to the consummation of any sale of Convertible Preferred Securities to such institution, a letter in substantially the form attached as Appendix A to the Offering Memorandum.

                  (d) The Initial Purchasers severally represent, warrant and agree that (i) they have not offered or sold and prior to the date six months after the date of issue of the Convertible Preferred Securities will not offer or sell, in the United Kingdom by means of any document, any Convertible Preferred Securities offered hereby, other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances that have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) they have complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Public Offers of Securities Regulations 1995 with respect to anything done by them in

E>


         relation to the Convertible Preferred Securities in, from or otherwise involving the United Kingdom, and (iii) they have only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by them in connection with the issue of the Convertible Preferred Securities if that person is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom the document may otherwise lawfully be issued or passed on.

                  (e) The Initial Purchasers severally represent, warrant and agree that they have not and will not solicit offers for, or offer or sell the Convertible Preferred Securities purchased from the Trust hereunder by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act), including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
         (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Initial Purchasers severally agree, with respect to resales made in reliance on Rule 144A, other than through the National Association of Securities Dealers, Inc. PORTAL Market (the "PORTAL Market"), of any of the Convertible Preferred Securities purchased from the Trust hereunder, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Convertible Preferred Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (f) Each Initial Purchaser further agrees that it will not offer, sell or deliver any of the Convertible Preferred Securities in any jurisdiction except under circumstances that will result in compliance with the applicable laws thereof, and that, except as otherwise provided in this Agreement, it will take at its own expense whatever action is required to permit its purchase and resale of the Convertible Preferred Securities. Each Initial Purchaser understands that no action has been taken to permit a public offering in any jurisdiction where action would be required for such purpose. Each Initial Purchaser agrees that it is not authorized (i) to make any offering, sale, resale or delivery of Convertible Preferred Securities or to circulate or disseminate any material relating to the acquisition or disposal of Convertible Preferred Securities except as contemplated in this Agreement and the Offering Memorandum or (ii) to make any representation or use any information in connection with the issuance, subscription and sale of the Convertible Preferred Securities other than as contained in the Offering Memorandum, or the Offering Memorandum as amended or supplemented.

                  (g) Lehman Brothers Inc. shall, on behalf of the Initial Purchasers, give the Trust prompt written notice of completion of the offering and initial resale of the Convertible Preferred Securities by the Initial Purchasers.

         3. Purchase of the Convertible Preferred Securities by the Initial Purchasers. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Trust agrees to sell 2,600,000 Firm Securities, and each of the Initial Purchasers, severally and not jointly, agrees to purchase the number of Firm Securities set opposite that Initial Purchaser's name in Schedule A hereto. Each Initial Purchaser shall be obligated to purchase from the Trust that number of Firm Securities which represents the same proportion of the number of Firm Securities to be sold by the Trust as the number of Firm Securities set forth opposite the name of such Initial Purchaser in Schedule A represents of the total number of Firm Securities to be purchased by all of the Initial Purchasers pursuant to this Agreement. The respective purchase obligations of the Initial Purchasers with respect to the Firm Securities shall be rounded among the Initial Purchasers to avoid fractional interests in Firm Securities, as the Initial Purchasers may determine.

                  In addition, the Trust grants to the Initial Purchasers an option to purchase up to 390,000 Option Securities. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Securities and is exercisable as provided in Section 4 hereof. Option Securities shall be purchased severally for the account of the Initial Purchasers in proportion to the number of Firm Securities set opposite the name of such Initial Purchasers in Schedule A hereto. The respective purchase obligations of each Initial Purchaser with respect to the Option Securities shall be adjusted so that no Initial Purchaser shall be obligated to purchase Option Securities other than in lots of 100 Option Securities. At any time on or before the thirtieth day after the date of this Agreement, the option granted in this Section 3 may be exercised by written notice given to the Trust and Insignia by the Initial Purchasers. Such notice shall set forth the aggregate number of Option Securities as to which the option is being exercised and the date and time, as determined by the Initial Purchasers, when the Option Securities are to be delivered; provided, however, that this date and time shall not be earlier than the Closing Date (as hereinafter defined) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The price of both the Firm Securities and any Option Securities shall be $50 per Convertible Preferred Security, and Insignia shall pay to the Initial Purchasers a commission equal to 3% of the aggregate purchase price of the Firm Securities and the Option Securities.

                  The Trust shall not be obligated to deliver any of the Convertible Preferred Securities to be delivered on the Closing Date or the Option Closing Date (as hereinafter defined), as the case may be, except upon payment for all the

Convertible Preferred Securities to be purchased on such Closing Date as provided herein.

         4. Delivery of and Payment for the Convertible Preferred Securities. Payment for the Firm Securities shall be made at such place in New York City as shall be agreed upon between Insignia and Lehman Brothers Inc. against delivery of such Firm Securities for the respective accounts of the several Initial Purchasers at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or such other date as shall be determined by agreement between the Initial Purchasers and the Trust. This date and time are hereinafter referred to as the "Firm Closing Date."

         Payment for any Option Securities shall be made at such place in New York City as shall be agreed upon between Insignia and Lehman Brothers Inc. against delivery of such Option Securities for the respective accounts of the several Initial Purchasers, at 10:00 A.M., New York City time, on the date specified in the notice described in Section 3 above or on such other date as shall be designated in writing by the Initial Purchasers, on behalf of the Initial Purchasers. This date and time are sometimes referred to as the "Option Closing Date." The Firm Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates."

         On each Closing Date, payment for the Firm Securities and Optional Securities shall be made by certified or official bank check or checks, or by wire transfer, payable to the order of the Trust, in Federal (same day) funds. On each Closing Date, payment will be made against (i) to the extent Convertible Preferred Securities are to be resold outside the United States pursuant to Regulation S, delivery of a global certificate to a common depository for Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System, or Cedel Bank, societe anonyme, for credit to the respective accounts of the Initial Purchasers or to such other accounts as such Initial Purchasers may request in writing not less than two business days prior to each Closing Date, (ii) to the extent Convertible Preferred Securities are to be resold in the United States pursuant to Rule 144A under the Securities Act, delivery of a single global certificate in registered form to be deposited with, or on behalf of, The Depository Trust Company ("DTC") and registered in the name of CEDE & Co., as nominee for DTC, in such denominations and registered in such names as the Initial Purchasers shall request in writing not less than two business days prior to each Closing Date, and (iii) to the extent Convertible Preferred Securities are to be resold in the United States to Institutional Accredited Investors, delivery of definitive certificates for the Convertible Preferred Securities in registered form in minimum denominations of U.S. $250,000 liquidation amount and multiples of $1,000 liquidation amount in excess thereof and in such names as the Initial Purchasers shall request in writing not less than two business days prior to each Closing Date. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition to the obligation of each Initial Purchaser hereunder. With respect to each Closing Date, the Trust shall make available the certificates representing the Convertible Preferred Securities to be resold for inspection by the Initial Purchasers in New York, New York not later than 2:00 p.m., New York City time, on the business day prior to such Closing Date.

         5. Further Agreements of the Trust and Insignia. The Trust and Insignia agree:

                  (a) If at any time prior to notice of completion of the resale of the Convertible Preferred Securities having been given by Lehman Brothers Inc. on behalf of the Initial Purchasers, any event occurs as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at such time to amend or supplement the Offering Memorandum to comply with any applicable law, the Trust or Insignia promptly will prepare an amendment or supplement which will correct such statement or omission or effect such compliance, and the Trust or Insignia will advise Lehman Brothers Inc. promptly of such amendment or supplement and will provide Lehman Brothers Inc. with copies thereof and a reasonable opportunity to comment thereon prior to the distribution of any such amendment or supplement. Neither Lehman Brothers Inc.'s review of, nor the Initial Purchasers' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7. If at any time prior to notice of completion of the offering and initial resale of the Convertible Preferred Securities having been given by Lehman Brothers Inc., on behalf of the Initial Purchasers, Insignia intends to file a Current Report on Form 8-K, or to issue any press release or similar communication relating to the offering of the Convertible Preferred Securities (or any other release or communication that would be deemed to be an offer or solicitation with respect to the Convertible Preferred Securities), the Trust or Insignia will advise Lehman Brothers Inc. promptly of such report or communication and will not file such report or issue such communication without previously informing Lehman Brothers Inc.;

                  (b) Insignia will furnish to the Initial Purchasers copies of the Offering Memorandum and all amendments and supplements thereto, in each case as soon as available and in such quantities as they may reasonably request, and Insignia will furnish to the Initial Purchasers on the date hereof, four copies of the independent accountants' reports included in the Offering Memorandum signed by the accountants rendering such report;

                  (c) During the period of three years after the Closing Date (or the Option Closing Date, if any), Insignia will, upon request, furnish to any Initial Purchaser and any holder of Convertible Preferred Securities a copy of the restrictions on transfer applicable to such securities;

                  (d) Neither Insignia nor the Trust will, nor will Insignia nor the Trust permit any of the Principal Subsidiaries to, resell any securities which have been acquired by any of them during the period of three years after the Closing Date (or the Option Closing Date, if any) and which constitute "restricted securities" under Rule 144, otherwise than pursuant to an effective registration statement under the Securities Act;

                  (e) During the period of three years after the Closing Date (or the Option Closing Date, if any), neither the Trust nor Insignia will be or become an "investment company" within the meaning of, or be or become subject to regulation under, the Investment Company Act;

                  (f) During the period beginning on the date hereof and continuing through the date which is 90 days after the date hereof, without the prior written consent of Lehman Brothers Inc., Insignia will not, directly or indirectly, offer for sale, sell or other dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or warrants or other rights to purchase Common Stock or permit the registration under the Securities Act of any shares of Common Stock (other than pursuant to the Shelf Registration Statement, including any shares of Common Stock held by persons with incidental registration rights triggered thereby), except (A) Common Stock issuable pursuant to, or options to purchase Common Stock granted under, existing employee benefit plans maintained for the benefit of the officers, directors and employees of Insignia or pursuant to any existing dividend reinvestment plan of Insignia or Common Stock issuable upon exercise of stock options previously granted to consultants and outstanding on the date hereof, (B) Common Stock issuable upon the exercise, exchange or conversion of options, rights, warrants to purchase or acquire shares of Common Stock or convertible or exchangeable securities issued by Insignia or any of its subsidiaries outstanding as of the date hereof the existence of which is disclosed in the Offering Memorandum or in any document incorporated therein, and (C) Common Stock issuable upon conversion of the Convertible Preferred Securities. Neither the Trust nor Insignia will at any time offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Convertible Preferred Securities;

                  (g) In connection with the offering, until Lehman Brothers Inc., on behalf of the Initial Purchasers, shall have notified Insignia and the other Initial Purchasers of the completion of the resale of the Convertible Preferred Securities, neither Insignia, nor the Trust, nor any of its affiliated purchasers (as defined in Rule 10b-6 under the Exchange Act), either alone or with one or more other persons, in violation of the Securities Act or the Exchange Act has bid for or purchased or will bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Convertible Preferred Securities, or any securities of the same class or series as the Convertible Preferred Securities (collectively, the "Subject Securities") or attempt to induce any person to purchase any Subject Securities; and neither will Insignia nor the Trust nor any of its affiliated purchasers make bids or purchases for the purpose of creating actual, or apparent, active trading in or of raising the price of the Convertible Preferred Securities or other Subject Securities;

                  (h) Insignia will reserve and keep available at all times, free of preemptive rights, the full number of shares of Common Stock issuable upon conversion of the Convertible Preferred Securities;

                  (i) Insignia will use its best efforts to arrange for qualification of the Convertible Preferred Securities for sale under the laws of such jurisdictions as the Initial Purchasers may reasonably designate and to maintain such qualifications in effect so long as reasonably required for the distribution of the Convertible Preferred Securities; provided, however, that neither Insignia nor the Trust will be obligated to qualify to do business as a foreign corporation in any state in which they are not so qualified or to file a general consent to service of process in any jurisdiction;

                  (j) To apply the net proceeds from the sale of the Convertible Preferred Securities being sold by the Trust substantially as set forth in the Offering Memorandum;

                  (k) So long as any of the Convertible Preferred Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, Insignia will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchase (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities;

                  (l) In connection with the sale of the Convertible Preferred Securities to the Initial Purchasers, if any of the Convertible Preferred Securities are initially resold pursuant to Regulation D under the Securities Act and upon written notification thereof to the Trust by Lehman Brothers Inc., the Trust will file the notice on Form D required by Rule 503 under the Securities Act within the time required by such Rule and otherwise in compliance with such Rule;

                  (m) Insignia and the Trust will use all reasonable efforts to cause the Convertible Preferred Securities to be designated PORTAL eligible securities in accordance with the rules and regulations of the PORTAL Market and to cause the Convertible Preferred Securities to be eligible for clearance and settlement through DTC.

                  (n) To cause each executive officer and director of Insignia to furnish to the Initial Purchasers, on or prior to the date of this Agreement, a letter or letters, in form and substance satisfactory to counsel for the Initial Purchasers, pursuant to which each such person shall agree not to, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or any securities convertible into or exercisable for Common Stock (other than to donees who agree to be similarly bound or transfers by will or the laws of descent and distribution or charitable gifts) for the period beginning on the date hereof and ending 90 days thereafter, except with the prior written consent of Lehman Brothers Inc.

                  (o) For a period of five years following the Closing Date, Insignia shall furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by Insignia and the Trust to the Property Trustee or to the holders of the Convertible Preferred Securities pursuant to the Declaration; and

                  (p) To notify the Initial Purchasers in writing immediately if any event occurs that renders any of the representations and warranties of the Trust and Insignia contained herein inaccurate or incomplete in any material respect.

                  The Trust and Insignia consent to the use, in accordance with the provisions of the Securities Act and with the securities laws of the jurisdictions in which the Convertible Preferred Securities are offered, by the Initial Purchasers and by all dealers to whom Convertible Preferred Securities may be sold, of each Offering Memorandum furnished by the Trust or Insignia, and any amendment or supplement thereto, in connection with the issuance and sale of the Convertible Preferred Securities.

         6. Expenses. Insignia agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Convertible Preferred Securities and any taxes payable in that connection; (b) the fees and expenses of its counsel and accountants and any transfer agents, conversion agents and paying agents; (c) the costs incident to the preparation and printing of this Agreement, the Registration Rights Agreement, the Indenture, the Guarantee, the Preliminary Offering Memorandum, the Offering Memorandum and any information provided by the Trust or Insignia pursuant to Section 5(b) and (k) hereof and any amendments and supplements thereto, and any other document relating to the issuance of the Convertible Preferred Securities; (d) the cost of obtaining approval for the trading of the Convertible Preferred Securities through the PORTAL Market; (e) the costs of qualifying the Convertible Preferred Securities for offering and sale under any state securities or blue sky laws, including reasonable legal fees and expenses of counsel to the Initial Purchasers in connection therewith; (f) the cost of having the Convertible Preferred Securities rated by any rating agency; and (g) all other costs and expenses incident to the performance of the obligations of the Trust and Insignia under this Agreement; provided, however, that except as provided in this Section 6 and in Section 11, the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Convertible Preferred Securities which they may sell and the expenses of advertising any offering of the Convertible Preferred Securities made by the Initial Purchasers. The provisions of this Section 6 shall apply whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated.

         7. Conditions of Initial Purchasers' Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on each Closing Date, of the representations and warranties of the Trust and of Insignia contained herein, to the performance by the Trust and Insignia of their respective covenants, agreements and obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Initial Purchasers shall not have been advised by the Trust or Insignia, and no Initial Purchaser shall have discovered and disclosed to the Trust or to Insignia, on or prior to such Closing Date that the Offering Memorandum or any amendment or supplement thereto or documents incorporated by reference therein contains an untrue statement of a fact which, in the reasonable opinion of the Initial Purchasers or counsel for the Initial Purchasers, is material or omits to state a fact which, in the reasonable opinion of the Initial Purchasers or such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Offering Memorandum, the Registration Rights Agreement, the Guarantee, the Declaration, and the Indenture, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, and the Trust and Insignia shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (c) Richards, Layton & Finger shall have furnished to the Initial Purchasers, as special Delaware counsel to the Trust, the letters addressed to the Initial Purchasers and dated the Closing Date, to the effect that:

                           (i) The Trust has been duly created and is validly
                  existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                           (ii) Under the Delaware Business Trust Act and the
                  Declaration, the Trust has the trust power and authority to own its property and conduct its business as described in the Offering Memorandum.

                           (iii) The Convertible Preferred Securities have
                  been duly authorized by the Declaration and, when executed by the Trust and authenticated by the Institutional Trustee in accordance with the Declaration and delivered to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and will be fully paid and non-assessable undivided interests in the assets of the Trust. Holders of the Convertible Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                           (iv) Under the Delaware Business Trust Act and the
                  Declaration, the issuance of such Convertible Preferred Securities is not subject to any preemptive or similar rights.

                           (v) Under the Delaware Business Trust Act and the
                  Declaration, the Trust has full legal right, power and authority to execute, deliver and perform this Agreement and the Registration Rights Agreement and to consummate the transactions provided for herein and therein, and to issue and perform its obligations under the

                  Convertible Preferred Securities. Under the Delaware Business Trust Act and the Declaration, this Agreement and the Registration Rights Agreement have been duly and validly authorized by the Trust.

                           (vi) The Declaration constitutes the legal, valid
                  and binding agreement of Insignia and the Insignia Trustees, enforceable against Insignia and the Insignia Trustees in accordance with its terms (except as such enforceability may be limited by the provisions of Article 9 of the certificate of incorporation of the Trust regarding arrangements with creditors and by applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, or other similar laws relating to creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law) relating to the availability of remedies, and as rights to indemnity or contribution may be limited by state or federal securities laws and the public policy underlying such laws).

                           (vii) The issuance and sale by the Trust of the
                  Convertible Preferred Securities, the execution and delivery by the Trust of, and the performance by the Trust of its obligations under, this Agreement and the Registration Rights Agreement, the consummation by the Trust of the transactions contemplated hereby and thereby and compliance by the Trust with its obligations hereunder and thereunder,
                  (A) do not contravene any provision of applicable Delaware law or administrative regulation thereunder, the Declaration or the Trust's Certificate of Trust, and (B) do not require any consent, approval, order or authorization of any Delaware court or Delaware governmental authority or agency under the laws of the State of Delaware.

                  (d) Proskauer Rose Goetz & Mendelsohn LLP shall have furnished to the Initial Purchasers, as special counsel to Insignia and the Trust, the letters addressed to the Initial Purchasers and dated the Closing Date, to the effect that:

                           (i) Insignia and each Principal Subsidiary is a
                  corporation, partnership or LLC, as the case may be, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all requisite corporate, partnership or LLC power and authority to own or hold its properties and to conduct the businesses in which it is engaged, and is duly qualified to do business and in good standing as a foreign corporation, partnership or LLC, as the case may be, in each jurisdiction identified in a schedule to such opinion provided by an officer, general partner or member of each such entity, which officer, general partner or member shall certify that such schedule lists the only jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent the failure to be so qualified would not have a material adverse effect on Insignia and its subsidiaries taken as a whole.

                           (ii) Insignia has an authorized capitalization as
                  set forth in the Offering Memorandum. Each outstanding share of capital stock of Insignia is validly authorized and validly issued, fully paid and non-assessable. Each outstanding share of capital stock of each Principal Subsidiary which is a corporation is validly authorized and validly issued, fully paid and non-assessable, each outstanding partnership or membership interest of each Principal Subsidiary which is a partnership or LLC has been validly authorized and validly issued, and, except as set forth in or contemplated by the Offering Memorandum, such counsel has no actual knowledge that any of the shares of capital stock of any corporate Principal Subsidiary which are held of record directly or indirectly by Insignia, are owned subject to any liens, encumbrances, claims or security interests. Such counsel has no actual knowledge of any outstanding options, warrants or other rights (preemptive or otherwise) to acquire capital stock of Insignia or capital stock, partnership interests or LLC interests, as the case may be, of any Principal Subsidiary and no shares of such capital stock, partnership interests or LLC interests, as the case may be, are reserved for future issuance except as disclosed in the Offering Memorandum.

                           (iii) Insignia has the corporate power and
                  authority to execute, deliver and perform this Agreement and to consummate the transactions provided for herein. This Agreement has been duly authorized, executed and delivered by Insignia and duly executed and delivered by the Trust. This Agreement, assuming it is a binding agreement of each other party hereto and enforceable against each other party hereto in accordance with its terms, constitutes the legal, valid and binding agreement of Insignia and the Trust, and is enforceable against Insignia and the Trust in accordance with its terms (except as such enforceability may be limited by the provisions of Article 9 of the certificate of incorporation of Insignia regarding arrangements with creditors and by applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, or other similar laws relating to creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law) relating to the availability of remedies, and as rights to indemnity or contribution may be limited by state or federal securities laws and the public policy underlying such laws).

                           (iv) The execution, delivery and performance of
                  this Agreement by the Trust and Insignia and the consummation by each of them of the transactions contemplated hereby, and the application of the net proceeds of the offering in the manner set forth in the Offering Memorandum, will not, (A) violate the organizational documents of Insignia or any Principal Subsidiary or (B) conflict with or result in a breach or violation of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust, Insignia or any Principal Subsidiary is bound or to which any of the property or assets of the Trust, Insignia or any Principal Subsidiary is subject identified on a schedule attached to such opinion (the "Material Agreements"), or any statute or any order, rule or regulation actually known to such counsel of any court or governmental agency having jurisdiction over the Trust, Insignia or any Principal Subsidiary, except for such conflicts, breaches, violations or defaults as would not be reasonably likely to have a material adverse effect on the Trust, Insignia and its subsidiaries taken as a whole.

                           (v) Except for such consents, approvals,
                  authorizations, registrations, filings or qualifications as may be required under the Exchange Act, and applicable state securities laws in connection with the purchase and distribution of the Convertible Preferred Securities by the Initial Purchasers (as to which counsel may express no opinion), such counsel has no actual knowledge of any consent, approval, authorization or order of, or filing or registration with, any court or governmental agency having jurisdiction over Insignia or any Principal Subsidiary that is required for the execution, delivery and performance of this Agreement by the Trust or Insignia or the consummation by Insignia or the Trust of the transactions contemplated hereby.

                           (vi) The Indenture has been duly authorized by
                  Insignia and, upon execution and delivery thereof by Insignia, and assuming due authorization, execution and delivery thereof by the Indenture Trustee, will be, as of the Closing Date, the legal, valid and binding obligation of Insignia, enforceable against Insignia in accordance with its terms (except as such enforceability may be limited by the provisions of Article 9 of the certificate of incorporation of Insignia regarding arrangements with creditors and by applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, or other similar laws relating to creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law) relating to the availability of remedies).

                           (vii) The Guarantee has been duly authorized by
                  Insignia and, upon execution and delivery thereof by Insignia, and assuming due authorization, execution and delivery thereof by the Guarantee Trustee, will be, as of the Closing Date, the legal, valid and binding obligation of Insignia, enforceable against Insignia in accordance with its terms (except as such enforceability may be limited by the provisions of Article 9 of the certificate of incorporation of Insignia regarding arrangements with creditors and by applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, or other similar laws relating to creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law) relating to the availability of remedies, and as rights to indemnity or contribution may be limited by state or federal securities laws and the public policy underlying such laws).

                           (viii) The Registration Rights Agreement has been
                  duly authorized by Insignia and, upon execution and delivery thereof by Insignia and the Trust, and assuming due authorization, execution and delivery thereof by the Initial Purchasers and due authorization thereof by the Trust, will be, as of the Closing Date, the legal, valid and binding obligation of Insignia and the Trust, enforceable against Insignia and the Trust in accordance with its terms (except as such enforceability may be limited by the provisions of
                  Article 9 of the certificate of incorporation of Insignia regarding arrangements with creditors and by applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, or other similar laws relating to creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law) relating to the availability of remedies, and as rights to indemnity or contribution may be limited by state or federal securities laws and the public policy underlying such laws).

                           (ix) The Subordinated Convertible Debt Securities
                  have been duly authorized and, when executed by Insignia, authenticated by the Indenture Trustee, issued in accordance with the Indenture and delivered to the Trust against payment therefor as described in the Offering Memorandum, will constitute the legal, valid and binding obligations of Insignia, enforceable against Insignia in accordance with their terms (except as such enforceability may be limited by the provisions of Article 9 of the certificate of incorporation of Insignia regarding arrangements with creditors and by applicable bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, or other similar laws relating to creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law) relating to the availability of remedies, and as rights to indemnity or contribution may be limited by state or federal securities laws and the public policy underlying such laws).

                           (x) The execution and delivery by Insignia of, and
                  the performance by Insignia of its obligations under, the Declaration, the Guarantee, the Indenture and the Registration Rights Agreement, the issuance and sale of the Convertible Subordinated Debt Securities, and the conversion of the Convertible Subordinated Debt Securities and the Convertible Preferred Securities into shares of Common Stock, will not contravene any provision of applicable law, the Declaration, the articles of incorporation or bylaws of Insignia or any Material Agreement, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Insignia or any Principal Subsidiary, except such contraventions as would not in the aggregate have a material adverse effect on Insignia and its subsidiaries, taken as a whole.

                           (xi) The Conversion Shares have been duly authorized
                  and validly reserved for issuance upon such conversion by all necessary corporate action of Insignia and, when issued upon such conversion, will be validly issued, fully paid and nonassessable. The issuance of the Conversion Shares will not be subject to any preemptive or similar rights.

                           (xii) The Convertible Preferred Securities satisfy
                  the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

                           (xiii) Such counsel has no actual knowledge of any
                  legal or governmental proceedings, pending or threatened, to which Insignia or any of its Principal Subsidiaries is a party which, if determined adversely to Insignia or any of its Principal Subsidiaries, is reasonably likely to have a material adverse effect on the consolidated financial condition, stockholders' equity, results of operations, or business of Insignia and its subsidiaries taken as a whole and which is not disclosed in or incorporated by reference in the Offering Memorandum.

                           (xiv) Insofar as statements in the Offering
                  Memorandum under the headings "The Offering," "The Company -- Recent Developments," "The Trust," "Risk Factors," in the third paragraph under "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources," "Business -- Real Estate Services -- Acquisitions -- Edward S. Gordon Company, Incorporated," "Business -- Real Estate Services -- Acquisitions -- Paragon Group Property Services, Inc.," "Business -- MAE -- Relationship Between Insignia and MAE," "Description of the

                  Convertible Preferred Securities," "Description of the Guarantee," "Description of the Convertible Subordinated Debt Securities," "Effect of Obligations Under the Convertible Subordinated Debt Securities and the Guarantee," and "Description of Capital Stock" purport to summarize the provisions of laws, rules, regulations, orders, judgments, decrees, contracts or agreements, such statements accurately reflect the provisions purported to be summarized and are correct in all material respects.

                           (xv) The Trust will be classified for United States
                  federal income tax purposes as a grantor trust and not as an association taxable as a corporation. Accordingly, for United States federal income tax purposes, each holder of Convertible Preferred Securities will generally be considered the owner of an undivided interest in the Convertible Subordinated Debt Securities, and each holder will be required to include in its gross income any income paid or accrued with respect to its allocable share of such Convertible Subordinated Debt Securities.

                           (xvi) The discussion set forth in the Offering
                  Memorandum under the heading "United States Federal Income Taxation" constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Convertible Preferred Securities based upon current law and the assumptions and limitations stated or referred to therein.

                           [(xvii) Such counsel has no actual knowledge that
                  any of the Trust or Insignia (A) is in violation of its organizational documents, or (B) is in default in any material respect in the due performance or observance of any material term, covenant or condition contained in any Material Agreement.]

                           (xviii) Neither of the Trust, Insignia nor any
                  Principal Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                           (xix) No Principal Subsidiary is currently
                  prohibited, directly or indirectly, under its organizational documents or any Material Agreement, from paying any dividends to Insignia, from making any other distribution on such Principal Subsidiary's capital stock or other equity interests, from repaying to Insignia any loans or advances to such Principal Subsidiary from Insignia or transferring any of such Principal Subsidiary's property or assets to Insignia or any other subsidiary of Insignia, except as described in, incorporated by reference in, or contemplated by the Offering Memorandum.

                           (xx) MAE is a partnership validly existing and in
                  good standing under the laws of the State of Delaware, has all requisite partnership power and authority necessary to own or hold its properties and to conduct the business in which it is engaged and is in good standing as a foreign partnership in each jurisdiction identified in a schedule to such opinion provided by an officer of the general partner of MAE, which officer shall state that, in his opinion, such schedule lists the only jurisdictions in which its ownership or lease of property or the conduct of its business is material to the operation of MAE and its subsidiaries taken as a whole. The partnership interest of Insignia in MAE conforms, in all material respects, to the description thereof contained in the Offering Memorandum under the caption "Business -- MAE".

                           (xxi) No securities of the same class, within the
                  meaning of Rule 144A(d)(3) under the Securities Act, as the Convertible Preferred Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S.
                  automated inter-dealer quotation system.

                           (xxii) Assuming (i) the accuracy of the
                  representations and warranties of the Trust and Insignia in
                  Section 1 hereof and of the Initial Purchasers in Section 2 hereof, (ii) the due performance by the Trust and Insignia of the covenants and agreements set forth in Section 1 hereof and by the Initial Purchasers of the covenants and agreements set forth in Section 2 hereof, and (iii) the accuracy of the representations and warranties made in accordance with this Agreement and the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell Convertible Preferred Securities, it is not necessary in connection with the offer, sale and delivery of the Convertible Preferred Securities in the manner contemplated by this Agreement and the Offering Memorandum to (A) register the Convertible Preferred Securities, the Convertible Subordinated Debt Securities or the Conversion Shares under the Securities Act or (B) qualify the Declaration, in respect of the Convertible Preferred Securities, or the Indenture, in respect of the Convertible Subordinated Debt Securities, under the Trust Indenture Act.

                  Such counsel shall also furnish to the Initial Purchasers a letter to the effect that no facts have come to the attention of such counsel which causes such counsel to believe that the statements in the Offering Memorandum (except as to the financial statements, including notes and schedules thereto, and the other financial, accounting and statistical data contained in or incorporated by reference therein or omitted from the Offering Memorandum as to which such counsel need express no opinion or belief) at its issue date and on the Closing Date contained or contains an untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may (i) state that their opinions are limited to matters governed by the General Corporation Law of the State of Delaware, the Revised Uniform Limited Partnership Act of the State of Delaware, the federal laws of the United States of America and the laws of the State of New York, (ii) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Trust or of Insignia or its subsidiaries and public officials, and (iii) with respect to Insignia and its subsidiaries incorporated, organized or doing business in jurisdictions other than the States of Delaware and New York, such counsel may assume that the relevant law of such jurisdictions is the same as the relevant law of the State of Delaware.

                  (e) The Initial Purchasers shall have received from Hogan & Hartson L.L.P., counsel for the Initial Purchasers, such opinion or opinions, dated such Closing Date, with respect to the issuance and sale of the Convertible Preferred Securities, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Trust or Insignia shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (f) At the time of execution of this Agreement, the Initial Purchasers shall have received from each of Ernst & Young LLP, Coopers & Lybrand LLP and Imowitz Koenig & Co. LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to purchasers in connection with the sale of securities pursuant to Rule 144A under the Securities Act.

                  (g) With respect to the letters of Ernst & Young LLP, Coopers & Lybrand LLP and Imowitz Koenig & Co. LLP referred to in the preceding paragraph delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "initial letters"), Insignia shall have furnished to the Initial Purchasers a letter (the "bring-down letter") of each of such accountants, addressed to the Initial Purchasers and dated such Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                  (h) Insignia shall have furnished to the Initial Purchaser a certificate, dated such Closing Date, of its Chairman of the Board, President, and Chief Executive Officer and its Chief Financial Officer stating on behalf of Insignia that:

                            (i) The representations, warranties and agreements
                  of the Trust and Insignia in Section 1 are true and correct in all material respects as of such Closing Date; the Trust and Insignia have complied in all material respects with all its agreements contained herein; and the conditions set forth in Section 7(i) have been fulfilled; and

                           (ii) They have carefully examined the Offering
                  Memorandum and as of the Closing Date, (A) the Offering Memorandum did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum which has not been so set forth.

                  (i) Neither Insignia nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (ii) since such date there shall not have been any change in the capital stock or long-term debt of Insignia or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial condition, stockholders' equity or results of operations of Insignia and its subsidiaries, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Initial Purchasers, so material and adverse to Insignia and its subsidiaries taken as a whole as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Convertible Preferred Securities being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

                  (j) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or
         (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Initial Purchasers, impractical or inadvisable to proceed with the offering or delivery of the Convertible Preferred Securities being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

                  (k) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Convertible Preferred Securities or Insignia's senior subordinated indebtedness by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Convertible Preferred Securities or Insignia's senior subordinated indebtedness.

                  (l) The Convertible Preferred Securities shall have been approved by the National Association of Securities Dealers, Inc. as being eligible for trading in the PORTAL Market.

                  (m) The Registration Rights Agreement, Declaration, Indenture and Guarantee shall have been executed and delivered and be in form, scope and substance reasonably satisfactory to the Initial Purchasers.

                  (n) The Trust and Insignia shall have furnished the Initial Purchasers with such further opinions, letters, certificates and documents as the Initial Purchasers or counsel to the Initial Purchasers may reasonably request in order to effectuate the provisions of this Agreement.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers. Any certificate signed by any officer of Insignia and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by such entity to each Initial Purchaser as to the matters covered thereby.

         8.       Indemnification and Contribution.

                  (a) Insignia shall indemnify and hold harmless each Initial Purchaser, its officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Convertible Preferred Securities), to which that Initial Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
          (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or the reports filed pursuant to the Exchange Act incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum or
          (B) in any blue sky application or other document prepared or executed by the Trust or Insignia (or based upon any written information furnished by the Trust or Insignia) specifically for the purpose of qualifying any or all of the Convertible Preferred Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or the reports filed pursuant to the Exchange Act incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Initial Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Insignia shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to Insignia through Lehman Brothers Inc. by or on behalf of any Initial Purchaser specifically for inclusion therein;
         and provided further that as to any Preliminary Offering Memorandum or the Offering Memorandum, this indemnity agreement shall not inure to the benefit of any Initial Purchaser, its officers, employees or any person controlling that Initial Purchaser on account of any loss, claim, damage, liability or action arising from the sale of Convertible Preferred Securities to any person by that Initial Purchaser if that Initial Purchaser failed to send or give a copy of the Offering Memorandum, or an amendment or supplement thereto, to that person to the extent required by law, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Offering Memorandum or the Offering Memorandum was corrected in the Offering Memorandum, or the amendment or supplement thereto, unless such failure resulted from non-compliance by Insignia with Section 5(b).
         The foregoing indemnity agreement is in addition to any liability which Insignia may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.

                  (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Trust, the Insignia Trustees, Insignia, its officers and employees, each of its directors, and each person, if any, who controls the Trust or Insignia within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Trust, Insignia or any such director, officer, employee, or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Trust or Insignia through the Initial Purchasers by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Trust or Insignia and any such director, officer, employee, or controlling person for any legal or other expenses reasonably incurred by the Trust or Insignia or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Trust or Insignia or any such director, officer, employee, or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Trust or Insignia under this Section 8 if, in the reasonable judgment of the Initial Purchasers, it is advisable for the Initial Purchasers and their respective officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by Insignia. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there shall be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Trust and Insignia on the one hand and the Initial Purchasers on the other from the offering of the Convertible Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and Insignia on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Trust and Insignia on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Convertible Preferred Securities purchased under this Agreement (before deducting expenses) received by Insignia (after deducting the total compensation and commissions paid to the Initial Purchasers) bear to the total compensation and commissions received by the Initial Purchasers with respect to the Convertible Preferred Securities purchased under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Trust or Insignia, on the one hand, or the Initial Purchasers, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, Insignia and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein.
         The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Convertible Preferred Securities purchased and distributed by it exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective purchase obligations and not joint.


                  (e) The Initial Purchasers severally confirm and each of the Trust and Insignia acknowledges that the statements with respect to the offering of the Convertible Preferred Securities by the Initial Purchasers set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of and the commission figures appearing under the caption "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Trust or Insignia by or on behalf of the Initial Purchasers specifically for inclusion in any Preliminary Offering Memorandum or the Offering Memorandum.

                  9. Defaulting Initial Purchasers. If, on either Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers may make arrangements satisfactory to Insignia and the Trust for the purchase of such Convertible Preferred Securities by other persons, including the other Initial Purchasers, but if arrangements satisfactory for the purchase of such Convertible Preferred Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser, the Trust or Insignia, except as provided in Sections 6 and 11 (provided that if such default occurs with respect to the Option Securities after the Firm Closing Date, this Agreement will not terminate as to the Firm

Shares). As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context requires otherwise, any person or persons substituted for any of the other Initial Purchasers pursuant to this Section 9. Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Trust or Insignia for damages caused by its default.

         10. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Trust and Insignia prior to delivery of and payment for the Firm Securities if, prior to that time, any of the events described in Sections 7(i) or 7(j) shall have occurred or if the Initial Purchasers shall decline to purchase the Convertible Preferred Securities for any reason permitted under this Agreement (including, without limitation, any condition in Section 7 not having been fulfilled when and as required by this Agreement to be fulfilled).

         11. Reimbursement of Initial Purchasers' Expenses. If (a) the Trust or Insignia shall fail to tender the Convertible Preferred Securities for delivery to the Initial Purchasers for any reason permitted under this Agreement or (b) the Initial Purchasers shall decline to purchase the Convertible Preferred Securities for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 10), Insignia shall reimburse the Initial Purchasers for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Convertible Preferred Securities, and upon demand Insignia shall pay the full amount thereof to the Initial Purchasers. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Initial Purchasers, neither the Trust nor Insignia shall be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

         12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention:
         Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., Three World Financial Center, 10th Floor, New York, NY 10285;

                  (b) if to the Trust or to Insignia, shall be delivered or sent by mail, telex or facsimile transmission to the address of Insignia set forth in the Offering Memorandum, Attention: John K. Lines, General Counsel and Secretary (Fax: 803-239-1096), with a copy to Proskauer Rose Goetz &

         Mendelsohn LLP, 1585 Broadway, New York, New York 10036, Attention:
         Arnold S. Jacobs (Fax: 212-969-2900);

provided, however, that any notice to a Initial Purchaser pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Initial Purchaser at its address set forth in its acceptance telex to the Initial Purchasers, which address will be supplied to any other party hereto by the Initial Purchasers upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Trust and Insignia shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc.

         13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Trust, Insignia and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Trust and Insignia contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Securities Act and
(B) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the Insignia Trustees, directors of Insignia, officers and employees of Insignia and any person controlling the Trust or Insignia within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         14. Survival. The respective indemnities, representations, warranties and agreements of the Trust, Insignia and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Convertible Preferred Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         15. Definition of the Terms "Business Day," "Subsidiary" and "Significant Subsidiary." For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" and "significant subsidiary" have the meanings set forth in Rule 405 of the Rules and Regulations.

         16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

         17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing correctly sets forth the agreement among the Trust, Insignia and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                         Very truly yours,



                                          INSIGNIA FINANCING I


                                          By /s/ Andrew L. Farkas
                                            ----------------------------------
                                            Title: Regular Trustee




                                           INSIGNIA FINANCIAL GROUP,
                                             INC.


                                           By /s/ Ronald Uretta
                                             ---------------------------------
                                             Title: Chief Operating Officer

  Accepted:

  LEHMAN BROTHERS INC.
  DILLON, READ & CO., INC.
  GOLDMAN, SACHS & CO.
  A.G. EDWARDS & SONS INC.



  By LEHMAN BROTHERS INC.


  By /s/ Todd B. Kristol
    -----------------------------
      Authorized Representative

                                   SCHEDULE A


                                                                    Number
Initial Purchasers                                           of Firm Securities
------------------                                           ------------------

Lehman Brothers Inc.                                               1,690,000
Dillon, Read & Co. Inc.                                              390,000
Goldman, Sachs & Co.                                                 390,000
A.G. Edwards & Sons, Inc.                                            130,000
  Total................................................            2,600,000
                                                                  ----------

                                   EXHIBIT D

               FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION
           OF TRANSFER FROM RESTRICTED GLOBAL PREFERRED SECURITY TO
                    REGULATION S GLOBAL PREFERRED SECURITY

                (Pursuant to Section 9.2(c) of the Declaration)

First Union National Bank of South Carolina
1441 Main Street, Fourth Floor
Columbia, South Carolina  29201
Attention: Corporate Trust Department


               RE: 6 1/2% Trust Convertible Preferred Securities of InsignIA Financing I

Dear Ladies and Gentlemen:

     Reference is hereby made to the Amended and Restated Declaration of Trust, dated as of November 1, 1996 (the "Declaration"), of Insignia Financing I, a Delaware business trust (the "Trust") , among Insignia Financial Group, Inc., as Sponsor, and the several trustees named therein. Capitalized terms used but not defined herein shall have the meanings given to them in the Declaration.

     This letter relates to _________ (number) Convertible Preferred Securities which are evidenced by one or more Restricted Global Preferred Securities and held with the Depositary in the name of _____________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Convertible Preferred Securities to a Person who will take delivery thereof in the form of an equal number of Convertible Preferred Securities evidenced by one or more Regulation S Global Preferred Securities, which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or CEDEL or both.

     In connection with such request and in respect of such Convertible Preferred Securities, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Convertible Preferred Securities and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

     (1) The offer of the Convertible Preferred Securities was not made to a person in the United States;

     (2) either:

          (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

          (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

     (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

     (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or CEDEL or both.

     (6) With respect to transfers made in reliance on Rule 144, the Convertible Preferred Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act; and with respect to transfer made in reliance on Rule 144A, that such Convertible Preferred Securities are being transferred in accordance with Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Convertible Preferred Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

     In addition, if the sale is made during a restricted period and the provisions of Rule 903 (c) (2) or (3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903 (c) (2) or (3) or Rule 904(c)(1), as the case may be.

     Upon giving effect to this request to exchange a beneficial interest in a Restricted Global Preferred Security for a beneficial interest in a Regulation S Global Preferred Security, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Regulation S Global Preferred Securities pursuant to the Declaration and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Trust and the Initial Purchasers under the Purchase Agreement, and you and each of them are entitled to rely on the contents of this certificate. Terms used in this certificate and not otherwise defined in the Declaration have the meanings set forth in Regulation S under the Securities Act.


                                       ---------------------------------------
                                       [Insert Name of Transferor]




                                      By:
                                          ------------------------------------
                                          Name:
                                          Title:


Dated:
      --------

                                   EXHIBIT E

         FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                  FROM REGULATION S GLOBAL PREFERRED SECURITY
                    TO RESTRICTED GLOBAL PREFERRED SECURITY

                (Pursuant to Section 9.2(d) of the Declaration)


First Union National Bank of South Carolina
1441 Main Street, Fourth Floor
Columbia, South Carolina  29201
Attention:        Corporate Trust Department


    RE:  6 1/2% Trust Convertible Preferred Securities of Insignia Financing I

Dear Ladies and Gentlemen:

     Reference is hereby made to the Amended and Restated Declaration of Trust, dated as of November 1, 1996 (the "Declaration"), of Insignia Financing I, a Delaware business trust (the "Trust") , among Insignia Financial Group, Inc., as sponsor, and the several trustees namend therein. Capitalized terms used but not defined herein shall have the meanings given to them in the Declaration.

     This letter relates to _________ (number) Convertible Preferred Securities which are evidenced by one or more Regulation S Global Preferred Securities and held with the Depositary through Euroclear or CEDEL or both in the name of _____________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Convertible Preferred Securities to a Person who will take delivery thereof in the form of an equal number of Convertible Preferred Securities evidenced by one or more Restricted Global Preferred Securities, which amount, immediately after such transfer, is to be held with the Depositary.

     In connection with such request and in respect of such Convertible Preferred Securities, the Transferor hereby certifies that:

                                  [CHECK ONE]

     [ ] such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Convertible Preferred Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Convertible Preferred Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                                      or

     [ ] such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                      or

     [ ] such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                      or

     [ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Convertible Preferred Securities are being transferred in compliance with the transfer restrictions applicable to the Convertible Preferred Securities and in accordance with the requirements of the exemption claimed, which certification is supported by such legal opinions or other information provided by the Transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Trust, to the effect that such transfer is in compliance with the Securities Act;

and such Convertible Preferred Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

     Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Preferred Securities for a beneficial interest in Restricted Global Preferred Securities, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Restricted Global Preferred Securities pursuant to the Declaration and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Trust and the Initial Purchasers under the Purchase Agreement, and you and each of them are entitled to rely on the contents of this certificate. Terms used in this certificate and not otherwise defined in the Declaration have the meanings set forth in Regulation S under the Securities Act.

                                                 ---------------------------
                          [Insert Name of Transferor]

                                                 By:
                                                    ------------------------
                                                 Name:
                                                 Title:

Date:                      ,
     ---------------------  ------


                                      E-2